Document and Entity Information	12 Months Ended
Feb. 26, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	Stratus Technologies Bermuda Holdings Ltd.
Entity Central Index Key	0001507842
Document Type	20-F
Document Period End Date	Feb 26, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--02-26
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	No
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	44,323,789.38

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Feb. 26, 2012	Feb. 27, 2011
Current assets:
Cash and cash equivalents	$ 27,510	$ 28,100
Accounts receivable, net of allowance for doubtful accounts of $160 and $315, respectively	37,066	38,079
Inventory	7,884	7,485
Deferred income taxes	1,613	1,440
Prepaid expenses and other current assets	4,454	4,370
Total current assets	78,527	79,474
Property and equipment, net	10,490	13,695
Intangible assets, net	3,024	3,438
Goodwill	9,591	9,584
Deferred income taxes	11,484	1,803
Deferred financing fees	9,216	10,993
Other assets	2,810	4,867
Total assets	125,142	123,854
Current liabilities:
Current portion of long-term debt	5,000	5,000
Accounts payable	7,853	7,291
Accrued expenses	13,250	12,828
Accrued interest payable	9,608	10,625
Income taxes payable	103	285
Deferred income taxes	1,075	0
Deferred revenue	35,428	36,199
Total current liabilities	72,317	72,228
Long-term debt, net of discount	260,405	249,069
Embedded derivatives	25,884	18,955
Long-term deferred income taxes	232	0
Deferred revenue and other liabilities	15,426	14,328
Total liabilities	374,264	354,580
Commitments and contingencies (Note 9)
Redeemable convertible preferred stock and redeemable ordinary stock:
Total redeemable convertible preferred stock and redeemable ordinary stock	174,664	162,312
Stockholders' deficit:
Additional paid in capital
Accumulated deficit	(450,306)	(419,466)
Accumulated other comprehensive income	1,265	1,209
Total stockholders' deficit	(423,786)	(393,038)
Total liabilities, redeemable convertible preferred stock, redeemable ordinary stock, and stockholders' deficit	125,142	123,854
Ordinary Stock
Stockholders' deficit:
Ordinary stock	16,257	16,221
Total stockholders' deficit	16,257	16,221
Series A ordinary stock
Stockholders' deficit:
Ordinary stock
Series B Ordinary Stock
Stockholders' deficit:
Ordinary stock	8,998	8,998
Total stockholders' deficit	8,998	8,998
Series A Redeemable Convertible Preferred
Redeemable convertible preferred stock and redeemable ordinary stock:
Total redeemable convertible preferred stock and redeemable ordinary stock	109,189	101,101
Stockholders' deficit:
Total stockholders' deficit	109,189	101,101
Series B Redeemable Convertible Preferred
Redeemable convertible preferred stock and redeemable ordinary stock:
Total redeemable convertible preferred stock and redeemable ordinary stock	58,776	54,423
Stockholders' deficit:
Total stockholders' deficit	58,776	54,423
Right to Shares of Series B Redeemable Convertible Preferred
Redeemable convertible preferred stock and redeemable ordinary stock:
Total redeemable convertible preferred stock and redeemable ordinary stock	5,518	5,518
Stockholders' deficit:
Total stockholders' deficit	5,518	5,518
Ordinary Shares Subject to Put Rights
Redeemable convertible preferred stock and redeemable ordinary stock:
Total redeemable convertible preferred stock and redeemable ordinary stock	1,181	1,270
Stockholders' deficit:
Total stockholders' deficit	$ 1,181	$ 1,270

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Feb. 26, 2012	Feb. 27, 2011
Allowance for doubtful accounts receivable	$ 160	$ 315
Ordinary shares subject to puts, value	174,664	162,312
Ordinary Stock
Ordinary stock, par value	$ 0.5801	$ 0.5801
Ordinary stock, shares authorized	181,003	181,003
Ordinary stock, shares issued	28,025	28,025
Ordinary stock, shares outstanding	27,962	27,962
Series A ordinary stock
Ordinary stock, par value	$ 0.5801	$ 0.5801
Ordinary stock, shares authorized	7,678	7,678
Ordinary stock, shares issued	0	0
Ordinary stock, shares outstanding	0	0
Series B Ordinary Stock
Ordinary stock, par value	$ 0.5801	$ 0.5801
Ordinary stock, shares authorized	90,115	90,115
Ordinary stock, shares issued	15,512	15,512
Ordinary stock, shares outstanding	15,512	15,512
Series A Redeemable Convertible Preferred
Redeemable convertible preferred stock, shares authorized	7,000	7,000
Redeemable convertible preferred stock and Redeemable ordinary stock, shares issued	6,561	6,561
Redeemable convertible preferred stock and Redeemable ordinary stock, shares outstanding	6,561	6,561
Redeemable convertible preferred stock series A, liquidation preference	109,189	101,101
Ordinary shares subject to puts, value	109,189	101,101
Series B Redeemable Convertible Preferred
Redeemable convertible preferred stock, shares authorized	20,524	20,524
Redeemable convertible preferred stock and Redeemable ordinary stock, shares issued	3,532	3,532
Redeemable convertible preferred stock and Redeemable ordinary stock, shares outstanding	3,532	3,532
Redeemable convertible preferred stock series B, liquidation preference	58,776	54,423
Ordinary shares subject to puts, value	58,776	54,423
Right to Shares of Series B Redeemable Convertible Preferred
Ordinary shares subject to puts, value	5,518	5,518
Ordinary Shares Subject to Put Rights
Redeemable convertible preferred stock and Redeemable ordinary stock, shares issued	787	787
Redeemable convertible preferred stock and Redeemable ordinary stock, shares outstanding	847	847
Ordinary shares subject to puts, value	$ 1,181	$ 1,270

Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 26, 2012	Feb. 27, 2011	Feb. 28, 2010
REVENUE
Product	$ 72,566	$ 71,104	$ 66,714
Service	133,770	135,091	137,699
Total revenue	206,336	206,195	204,413
COST OF REVENUE
Product	33,648	32,892	30,011
Service	56,511	58,359	61,566
Total cost of revenue	90,159	91,251	91,577
Gross profit	116,177	114,944	112,836
OPERATING EXPENSES
Research and development	27,468	27,469	30,280
Sales and marketing	31,381	29,643	28,867
General and administrative	20,994	19,847	19,193
Amortization of intangibles		52	1,975
Restructuring charges	2,368	1,694	1,484
Gain on sale of subsidiary		(3,655)	(818)
Management fees	1,200	1,117	700
Total operating expenses	83,411	76,167	81,681
Profit from operations	32,766	38,777	31,155
Interest income	205	80	461
Interest expense	(48,334)	(43,728)	(25,307)
Loss on extinguishment of debt	(1,222)	(3,751)
Loss on change in fair value for embedded derivatives	(8,873)	(297)
Other (expense) income, net	(35)	(1,454)	1,920
(Loss) income before income taxes	(25,493)	(10,373)	8,229
(Benefit) provision for income taxes	(6,703)	1,520	1,584
Net (loss) income	$ (18,790)	$ (11,893)	$ 6,645

Statement of Redeemable Stock and Stockholders' Deficit (USD $) In Thousands, except Share data	Total	Total Redeemable Convertible Preferred and Redeemable Ordinary Stock	Ordinary Stock	Series B Ordinary Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated other comprehensive Income (Loss)	Comprehensive (Loss) Income	Series A Redeemable Convertible Preferred	Series B Redeemable Convertible Preferred	Right to Shares of Series B Redeemable Convertible Preferred	Ordinary Shares Subject to Put Rights
Beginning balance at Feb. 22, 2009	$ (346,008)	$ 88,065	$ 16,192	$ 0	$ 11,797	$ (370,655)	$ (3,342)		$ 86,678	$ 0	$ 0	$ 1,387
Beginning balance, shares at Feb. 22, 2009			27,913	0					6,561	0	0	896
Net (loss) income	6,645					6,645		6,645
Unrealized gain on derivative instrument	1,892						1,892	1,892
Unrealized foreign currency translation adjustment	1,324						1,324	1,324
Unrealized gain (loss) on corporate equity security, net of tax of $7, $2 and $1 in 2010, 2011 and 2012 respectively	(11)						(11)	(11)
Accretion of Series A redeemable, convertible preferred stock to redemption value	(6,934)	6,934			(6,934)				6,934
Change in ordinary shares subject to put rights, shares			10									(10)
Change in ordinary shares subject to put rights	58	(58)	6		52							(58)
Stock-based compensation expense	3,974				3,974
Comprehensive income (loss)								9,850
Ending balance at Feb. 28, 2010	(339,060)	94,941	16,198	0	8,889	(364,010)	(137)		93,612	0	0	1,329
Ending balance, shares at Feb. 28, 2010			27,923	0					6,561	0	0	886
Net (loss) income	(11,893)					(11,893)		(11,893)
Unrealized foreign currency translation adjustment	1,324						1,324	1,324
Unrealized gain (loss) on corporate equity security, net of tax of $7, $2 and $1 in 2010, 2011 and 2012 respectively	22						22	22
Change in ordinary shares subject to put rights, shares			39									(39)
Change in ordinary shares subject to put rights	59	(59)	23		36							(59)
Issuance of Series B preferred shares, net of issuance cost of $428, shares										3,532
Issuance of Series B preferred shares, net of issuance cost of $428		11,023								11,023
Accretion of Series B preferred stock to redemption value	(43,400)	43,400			(10,060)	(33,340)				43,400
Issuance of Series B ordinary shares, net of issuance cost of $205, shares				15,512
Issuance of Series B ordinary shares, net of issuance cost of $205	5,398			8,998	(205)	(3,395)
Accretion of Series A preferred stock to redemption value	(7,489)	7,489			(661)	(6,828)			7,489
Issuance of contingent right to shares of Series B ordinary	1,533				1,533
Issuance of contingent right to shares of Series B preferred		5,518									5,518
Stock-based compensation expense	468				468
Comprehensive income (loss)								(10,547)
Ending balance at Feb. 27, 2011	(393,038)	162,312	16,221	8,998	0	(419,466)	1,209		101,101	54,423	5,518	1,270
Ending balance, shares at Feb. 27, 2011			27,962	15,512					6,561	3,532	0	847
Net (loss) income	(18,790)					(18,790)		(18,790)
Unrealized foreign currency translation adjustment	60						60	60
Unrealized gain (loss) on corporate equity security, net of tax of $7, $2 and $1 in 2010, 2011 and 2012 respectively	(4)						(4)	(4)
Change in ordinary shares subject to put rights, shares			60									60
Change in ordinary shares subject to put rights	89	(89)	34		55							(89)
Exercise of employee stock options, shares			3
Exercise of employee stock options	2		2
Accretion of Series B preferred stock to redemption value	(4,353)	4,353			(137)	(4,216)				4,353
Accretion of Series A preferred stock to redemption value	(8,088)	8,088			(254)	(7,834)			8,088
Stock-based compensation expense	336				336
Comprehensive income (loss)								(18,734)
Ending balance at Feb. 26, 2012	$ (423,786)	$ 174,664	$ 16,257	$ 8,998	$ 0	$ (450,306)	$ 1,265		$ 109,189	$ 58,776	$ 5,518	$ 1,181
Ending balance, shares at Feb. 26, 2012			28,025	15,512					6,561	3,532	0	787

Statement of Redeemable Stock and Stockholders' Deficit (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 26, 2012	Feb. 27, 2011	Feb. 28, 2010
Tax on unrealized gain on corporate equity security	$ 1	$ 2	$ 7
Issuance cost of series B ordinary shares		205
Total Redeemable Convertible Preferred and Redeemable Ordinary Stock
Issuance cost of series B preferred shares		428
Series B Ordinary Stock
Issuance cost of series B ordinary shares		205
Additional Paid-in Capital
Issuance cost of series B ordinary shares		205
Accumulated Deficit
Issuance cost of series B ordinary shares		205
Accumulated other comprehensive Income (Loss)
Tax on unrealized gain on corporate equity security	1	2	7
Comprehensive (Loss) Income
Tax on unrealized gain on corporate equity security	1	2	7
Series B Redeemable Convertible Preferred
Issuance cost of series B preferred shares		$ 428

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Feb. 26, 2012	Feb. 27, 2011	Feb. 28, 2010
Cash flows provided by operating activities:
Net (loss) income	$ (18,790)	$ (11,893)	$ 6,645
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization	7,363	9,147	12,580
Amortization of deferred financing costs and debt discount	10,501	8,466	2,596
Stock-based compensation	336	468	3,974
Non-cash portion of restructuring and other charges			(286)
Deferred tax income	(8,413)	(2,163)	(881)
Provision for doubtful accounts	121	163	1,092
Inventory provision	716	959	1,660
Loss on extinguishment of debt	1,222	3,751
Premium on ECF payment	(999)
Loss on change in fair value of embedded derivatives	8,873	297
Gain on sale of subsidiary		(3,655)	(818)
Loss on sale of asset	13	27	8
Loss on retirement of property and equipment	144	482	301
Loss on abandoned patents	424
Interest payable-in-kind	7,871	6,560	773
Changes in assets and liabilities
Accounts receivable	982	3,840	11,700
Inventory	(2,012)	(2,315)	(2,116)
Prepaid expenses and other current assets	(84)	1,211	152
Accounts payable	530	(721)	(5,125)
Accrued expenses	294	(81)	(9,868)
Interest payable	(1,017)	7,735	1,538
Income taxes payable	(142)	184	174
Deferred revenue	(650)	(5,901)	4,917
Other long-term assets and liabilities	1,134	3,188	963
Net cash provided by operating activities	8,417	19,749	29,979
Cash flows used in investing activities:
Acquisition of property and equipment	(3,665)	(6,238)	(5,773)
Proceeds from sale of subsidiary		3,555	1,000
Price adjustment for sale of subsidiary			(110)
Proceeds from the disposition of property and equipment	19
Other long-term assets	(100)	(86)	(67)
Net cash used in investing activities	(3,746)	(2,769)	(4,950)
Cash flows used in financing activities:
Proceeds from issuance of long-term debt, Series B preferred stock and Series B ordinary stock		207,281
Payments on long-term debt	(4,997)	(218,000)	(2,000)
Payment of debt and equity issuance fees	(308)	(13,515)	(566)
Payment on interest rate swap and collar			(2,701)
Proceeds from the exercise of stock options	2
Proceeds from revolving credit facility		8,000	24,000
Payments on revolving credit facility		(30,000)	(24,000)
Net cash used in financing activities	(5,303)	(46,234)	(5,267)
Effect of exchange rate changes on cash	42	586	1,981
Net (decrease) increase in cash and cash equivalents	(590)	(28,668)	21,743
Cash and cash equivalents at beginning of year	28,100	56,768	35,025
Cash and cash equivalents at end of year	27,510	28,100	56,768
Supplemental cash flow information:
Cash paid for interest	30,983	20,979	23,075
Cash paid for income taxes, net of refunds	1,884	1,479	1,610
Supplemental disclosure of noncash investing and financing activities Accretion of preferred stock Series A	8,088	7,489	6,934
Supplemental disclosure of noncash investing and financing activities Accretion of preferred stock Series B	$ 4,353	$ 43,400

Nature of Business	12 Months Ended
Feb. 26, 2012
Nature of Business [Abstract]
NATURE OF BUSINESS

NOTE 1 — NATURE OF BUSINESS

Stratus Technologies Bermuda Holdings Ltd (“Stratus” or the “Company”) is a leading global provider of a differentiated suite of continuous availability solutions for mission-critical enterprise applications for the enterprise data center and small to medium-sized businesses. The Company’s customer base includes some of the most recognizable companies in the world across a variety of large industries, including financial services, healthcare and life sciences, manufacturing and logistics, and government and public safety. These customers rely on our products and services for their critical computer-based operations that they require to be continuously or highly available for the proper functioning of their businesses.

Stratus’ suite of products includes servers, services and software. The servers utilize a true, fault-tolerant systems architecture supported by a value-added services platform, which together provide industry-leading continuous availability with 99.999% uptime (i.e., less than five minutes of annual unplanned downtime). The Company’s value added services include maintenance services and managed services. Maintenance services are comprised of remote service management, predictive fault detection, root cause analysis and uptime guarantees. Managed services include long-term engagements where we manage many elements of a customer’s mission-critical server environment, as well as onsite consulting and project management.

The Company provides its products and services through direct sales and third-party channels, including distributors, value added resellers, independent software vendors and systems integrators around the world. As of February 26, 2012, the Company employed 536 people globally.

We believe our cash on hand, expected future operating cash inflows and borrowings available under our Revolving Credit Facility will be sufficient to fund operations, debt payment requirements and capital expenditures and to maintain compliance with the covenants under our debt agreements over the next twelve month period. However, there is no assurance that cash flows from operations and additional financings will be available in the future to fund such obligations in the long term. There can be no assurance that we will be able to refinance any of our indebtedness obligations on commercially reasonable terms or at all. The Company currently anticipates that it will not have the funds to repay the debt upon maturity and will most likely seek to refinance or restructure the debt in the future.

Basis of Presentation and Significant Accounting Policies	12 Months Ended
Feb. 26, 2012
Basis of Presentation and Significant Accounting Policies [Abstract]
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and principles of consolidation

The Company operates on a 52-to-53 week fiscal year that ends on the Sunday closest to the last day of February. The consolidated financial statements include the accounts of the Company and its 100% owned subsidiaries. These consolidated financial statements are for the period covering the fifty-two weeks ended February 26, 2012 (also referred to as the “year-to-date fiscal period ended February 26, 2012” or year-to-date period ended February 26, 2012) and the period covering the fifty-two weeks ended February 27, 2011 (also referred to as the “year-to-date fiscal period ended February 27, 2011” or the year-to-date period ended February 27, 2011). All intercompany accounts and transactions have been eliminated.

Interest payable of $10,625 was included in accrued expenses at February 27, 2011. This amount has been reclassified from accrued expenses to interest payable to conform to current period presentation. This balance was disclosed in Note 6 to the February 27, 2011 annual report on Form 20-F.

Accrued pension of $2,158 was included in accrued expenses at February 27, 2011. This amount has been reclassified from accrued expenses to deferred revenue and other liabilities due to its long-term nature to conform to current period presentation. The change in classification has not had a material impact on our financial statements or results.

The put value of outstanding redeemable ordinary shares in the amount of $1,270 was included in stockholders’ deficit at February 27, 2011. This amount has been reclassified from stockholders’ deficit to redeemable convertible preferred stock and redeemable ordinary stock at February 27, 2011. The put value of outstanding redeemable ordinary shares in the amount of $1,329 and $1,387 was included in stockholders’ deficit at February 28, 2010 and February 22, 2009, respectively. These amounts have been reclassified from stockholders’ deficit to redeemable convertible preferred stock and redeemable ordinary stock at February 28, 2010 and February 22, 2009, respectively. The change in classification did not have a material impact on our financial statements or results.

Loss on change in fair value for embedded derivatives of $297 was included in other expense, net at February 27, 2011. This amount has been reclassified from other expense, net to loss on change in fair value for embedded derivatives to conform to current period presentation.

Loss on retirement of property and equipment in the statements of cash flows of $482 was included in other long-term assets and liabilities at February 27, 2011. This amount has been reclassified from other long-term assets and liabilities to loss on retirement of property and equipment to conform to current period presentation.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Estimates include, but are not limited to, the fair value of the April 2010 Refinancing, revenue recognition, accounts receivable related provisions, inventory related provisions, warranty provisions, valuation of intangible assets and goodwill, valuation allowance for deferred income tax assets, restructuring charges, asset impairment, embedded derivatives and stock-based compensation expense. Actual results could differ materially from management’s estimates.

Fair value measurements

In accordance with the accounting standards for fair value measurements and disclosures, certain of the Company’s assets and liabilities are measured at fair value. Fair value is defined as the price at which and asset would be sold or a liability would be transferred in an orderly transaction between market participants at the measurement date. We determine fair value using the following hierarchy:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities.

•

Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table represents the Company’s assets and liabilities measured at the fair value on a recurring basis as of February 26, 2012:

	Total February 26, 2012	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash equivalents in a highly liquid money market fund	$5,759	$5,759	$-	$-
Investment in corporate equity security	32	32	-	-
Embedded derivative in Senior Secured Notes (See Note 6)	159	-	-	159

Total	$5,950	$5,791	$-	$159

Liabilities:
Embedded derivatives in Senior Secured Notes (See Note 6)	25,884	-	-	25,884

Total	$25,884	$-	$-	$25,884

The following table represents the Company’s assets and liabilities measured at fair value on a recurring basis as of February 27, 2011:

	Total February 27, 2011	Quoted Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash equivalents in a highly liquid money market fund	$533	$533	$-	$-
Investment in corporate equity security	37	37	-	-
Embedded derivative in Senior Secured Notes (See Note 6)	1,473	-	-	1,473

Total	$2,043	$570	$-	$1,473

Liabilities:
Embedded derivatives in Senior Secured Notes (See Note 6)	18,955	-	-	18,955

Total	$18,955	$-	$-	$18,955

As of February 26, 2012, the carrying value of cash and cash equivalents, short-term investments, accounts receivable, accounts payable and short-term debt approximated their fair value due to the short-term nature of these financial instruments. The Company invests in a short-term money market fund that is classified as cash and cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. The Company’s investment in a corporate equity security is held in a security traded on a public market and may be converted to cash based on its market value on that date. As a result, these investments are classified Level 1 assets in the fair value hierarchy.

Fair value of the Company’s embedded derivatives is derived using a valuation model that utilizes the income valuation approach. This valuation model takes into account cash flows expected to be generated over the instrument’s remaining life, the contract terms and other inputs such as management’s estimation of the probability of certain events, as well as other data points. The data sources utilized in this valuation model are not directly obtained from observable market activity and are significant to the fair value measurement of Level 3 unobservable inputs to the fair value hierarchy.

The Company analyzed the Senior Secured Notes in accordance with accounting standards for derivative instruments and hedging activities and identified certain features that were considered embedded derivatives:

•	the Issuer’s right to redeem the Senior Secured Notes at a specified price in the event of an Equity Offering;

•	the right of the holder of the Senior Secured Notes to sell back the Senior Secured Notes to the Company at a specified price in the event of a Change in Control;

•

the Issuer’s requirement to make an offer to purchase the Senior Secured Notes with 100% of ECF for each annual period ending on the last day of each fiscal year ended on or after February 27, 2011 at 120% of the principal amount together with accrued and unpaid interest.

As of February 26, 2012, the fair value of the Equity Offering embedded derivative is $159 and is recorded in other assets in the consolidated balance sheet. The fair value of the Change in Control and ECF embedded derivatives are $25,026 and $858, respectively, and are recorded as long term liabilities in the consolidated balance sheet. These embedded derivatives are revalued each reporting period and any change in fair value is recorded in the consolidated statement of operations.

As of February 27, 2011, the fair value of the Equity Offering embedded derivative is $1,473 and is recorded in other assets in the consolidated balance sheet. The fair value of the Change in Control and ECF embedded derivatives are $17,219 and $1,736, respectively, and are recorded as long term liabilities in the consolidated balance sheet.

For the year-to-date fiscal periods ended February 26, 2012 and February 27, 2011, the Company recorded an expense of $8,873 and $297, respectively related to the net change in the fair values of the embedded derivatives.

For the year-to-date fiscal period ended February 26, 2012, the Company recorded income of $630 related to the reduction of the ECF embedded derivative in the loss on extinguishment of debt. See Note 8 of these audited consolidated financial statements.

The following table provides a summary of changes in fair value of the Company’s recurring Level 3 financial assets for the years ended February 26, 2012 and February 27, 2011:

	February 26, 2012	February 27, 2011
Assets:
Balance, beginning of the year	$1,473	$-
Embedded derivative at inception	-	2,451
Decrease to embedded derivative	(1,314)	(978)

Balance, end of the year	$159	$1,473

	February 26, 2012	February 27, 2011
Liabilities:
Balance, beginning of the year	$18,955	$-
Embedded derivatives at inception	-	19,636
Decrease due to extinguishment of debt	(630)
Increase (decrease) to embedded derivatives	7,559	(681)

Balance, end of the year	$25,884	$18,955

In addition, as part of the April 2010 Refinancing, the Company determined the relative fair value of multiple financial instruments on a non-recurring basis. Such allocation required significant judgment, and the Company was assisted by an independent valuation firm in determining fair value for the financial instruments (see Note 8 for a discussion of the related accounting and the values derived for this transaction). The instruments valued on a nonrecurring basis at their inception included the following:

•	The Second Lien loan (“Lien 2”), issued pursuant to the Second Lien Credit Facility

•	The Senior Secured Notes (the “Notes”)

•

The Lien 2 holders’ contingent right to additional redeemable convertible preferred stock should the Company not repay Lien 2 in full by either April 30, 2013 or April 30, 2014 (the “Contingent Preferred Equity”)

The first phase in valuing the above instruments and features required that the Company determine its enterprise value. The Company used the income approach to estimate its fair value, which is a valuation technique that provides an estimation of the fair value of a business based on the future cash flows that it can be expected to generate. Significant judgment is required in estimating future cash flows the business is expected to generate, the rate of return used to convert the projected cash flows to their present value, and the present value of the residual value of the business. The Company selected this valuation methodology due to its belief that this approach provides the most reliable valuation indicator as it is based on our long-term financial projections for the Company, which allows the Company to capture anticipated changes in areas such as product mix and cost structure.

The Company’s enterprise value was then allocated among the debt and equity financial instruments such that the total value of the debt and equity equals the estimated enterprise value.

The Company determined the fair value of the Senior Secured Notes by identifying all of the possible redemption combinations that could occur, then constructed a payment schedule for the Senior Secured Notes and discounted the cash flows to their present values using a discount rate determined by adjusting the implied yield of the Senior Secured Notes at their inception. The fair value of the Notes is the weighted average present value of all paths. At February 26, 2012 and February 27, 2011, the fair value of the Notes was approximately $227,679 which includes the net fair value of the embedded derivatives of $25,725, and approximately $228,321 which includes the net fair value of the embedded derivatives of $17,482, respectively.

The income approach was used to value Lien 2. The cash flows for Lien 2 were projected as of the valuation date based on the contractual terms and conditions contained within the credit agreement relating to that loan. The cash flows generated were discounted to their present value using an estimated rate of return that reflected the relative risk of the security, as well as the time value of money. Factors used to determine the appropriate discount rate included an estimate of our credit quality based on comparable company financial metrics, seniority of the debt relative to the Company’s other outstanding financial instruments, as well as the interest terms under the Lien 2 credit agreement. The result was a range of concluded fair values. At February 26, 2012, the concluded fair value of the Lien 2 debt including accrued interest payable-in-kind is $85,001, which is less than the carrying value of the debt, which is $91,465 including accrued interest payable-in-kind. At February 27, 2011 the fair value of the Lien 2 debt was $87,246.

The data sources utilized in this valuation model are not directly obtained from observable market activity and are significant to the fair value measurement of Level 3 unobservable inputs to the fair value hierarchy.

There are three scenarios for how many shares of redeemable convertible preferred stock may be issued to the Lien 2 holders in the event that the Lien 2 debt is not paid in full by April 30, 2013 or April 30, 2014. Under the first scenario, Lien 2 holders will receive only what was issued as part of the initial refinancing transaction. The amounts received by Lien 2 holders under the other two scenarios are dependent upon whether the Company fails to repay Lien 2 in full by the dates indicated above. In order to value the Contingent Preferred Equity, the Company estimated the probability of each of the three scenarios and determined what the Company’s capitalization table would look like in each scenario. The Company then valued the Contingent Preferred Equity using the allocation methodology as discussed above and calculated the weighted average value of the equity shares that would be owned by the Lien 2 holders. Due to the fact that the number of shares of redeemable convertible preferred stock issued as part of the initial refinancing transaction was fixed, the value of the Contingent Preferred Equity is equal to the difference between the weighted average value of shares of redeemable convertible preferred stock to be issued to the Lien 2 holders should the Company not repay Lien 2 in full, and the value of such shares as determined upon the initial refinancing transaction. The Contingent Preferred Equity has features similar to those of a liability, therefore, the Company recorded its fair value of $5,518 in redeemable convertible preferred stock and redeemable ordinary stock.

The data sources utilized in this valuation model are not directly obtained from observable market activity and are significant to the fair value measurement of Level 3 unobservable inputs to the fair value hierarchy.

Cash and cash equivalents

Cash equivalents include investments with maturities of three months or less at time of purchase and primarily consist of a highly liquid money market fund. The Company had $5,759 and $533 recorded as cash equivalents as of February 26, 2012 and February 27, 2011, respectively.

Restricted cash

The Company had $126 and $121 of restricted cash in other long-term assets at February 26, 2012 and February 27, 2011, respectively, for cash collateral obligations required in the ordinary course of business.

Translation of foreign currencies

Assets and liabilities of the Company’s foreign operations for which the local currency is the functional currency are translated into U.S. dollars at exchange rates prevailing on the balance sheet date. Revenue and expenses are translated at the average exchange rates prevailing during the year. Foreign currency translation gains and losses are reported separately as a component of accumulated other comprehensive loss in stockholders’ deficit.

The functional currency of the Company’s subsidiary in Ireland is the U.S. dollar. Assets and liabilities in Ireland are translated at year-end exchange rates, except for property and equipment, which is translated at historical rates. Revenues and expenses are translated at average exchange rates in effect during the year. Foreign currency transaction gains or losses are included in the consolidated statements of operations. Foreign currency transaction gains and losses, which are included in other income, net of unrealized and realized gains and losses on forward foreign exchange contracts, were $449, $(904) and $844 during fiscal 2012, 2011 and 2010, respectively. There were no forward foreign contracts outstanding at the end of fiscal 2012, 2011 and 2010, respectively.

Derivatives

For fiscal 2012 and 2011, the Company analyzed the Senior Secured Notes in accordance with accounting standards for derivative instruments and hedging activities and identified certain features that were considered embedded derivatives:

•	the Issuer’s right to redeem the Senior Secured Notes at a specified price in the event of an Equity Offering;

•	the right of the holder of the Senior Secured Notes to sell back the Senior Secured Notes to the Company at a specified price in the event of a Change in Control;

•

the Issuer’s requirement to make an offer to purchase the Senior Secured Notes with 100% of ECF for each annual period ending on the last day of each fiscal year ended on or after February 27, 2011 at 120% of the principal amount together with accrued and unpaid interest.

See “Fair Value of April 2010 Refinancing” in this Note and Note 8 regarding derivatives associated with the Company’s April 2010 Refinancing.

In August 2006, the Company entered into an Interest Rate Swap Agreement (“Rate Swap”) and an Interest Rate Cap and Floor Agreement (“Collar”) with an effective date of September 29, 2006 to mitigate fluctuations in the variable interest rate related to its First Lien credit facility. The notional amount of the Rate Swap was $66,000 and the notional amount of the Collar was $84,000 of the outstanding principal of the First Lien credit facility. Under the agreements, the Company pays a fixed interest rate of 5.309% and receives a 3 month Libor variable interest rate. The Collar has a 3 month Libor fixed interest rate cap of 6.0% and a floor rate of 4.6%. The maturity date of the Rate Swap and Collar was June 29, 2009. The Company accounted for the Rate Swap and Collar agreement as cash flow hedges. Changes in the fair value of the Rate Swap and Collar related to the effective portion of the hedge were carried in accumulated other comprehensive loss over the term of the agreements.

For fiscal 2010 there was no hedge ineffectiveness and as a result there was no related gain or loss recorded in earnings. During fiscal 2010, the Company recorded $1,892 of unrealized gains in stockholders’ deficit, respectively, associated with these agreements. These agreements expired on June 29, 2009.

Concentration of credit risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. The Company sells its products to customers in diversified industries around the world. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains reserves for potential credit losses and such losses have not been material. At the end of fiscal 2012 and fiscal 2011, no customer had a balance of more than 2% and 7% of our consolidated account receivable balance, respectively.

During the fiscal years ended 2012, 2011 and 2010 no customer accounted for more than 10% of our revenue.

The Company holds its cash and cash equivalents principally in checking accounts and a money market fund at a major financial institution. Deposits held with banks in the United States may exceed the amount of FDIC insurance provided on such deposits. Deposits held with banks outside the United States generally do not benefit from FDIC insurance.

The majority of our day-to-day banking operations globally are maintained with Bank of America and J.P. Morgan Chase. We believe that Bank of America’s and J.P. Morgan Chase’s positions as primary clearing banks, coupled with the substantial monitoring of their daily liquidity both by their internal processes and by the Federal Reserve and the FDIC, mitigate some of our risk.

Accounts receivable

The Company states its accounts receivable at their estimated net realizable value. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company maintains allowances for doubtful accounts for specifically identified estimated losses resulting from the inability of its customers to make required payments. If the financial condition of the Company’s customers were to deteriorate resulting in an impairment of their ability to make payments, additional allowances may be required.

Allowance for doubtful accounts at fiscal year-end was as follows:

	Balance at Beginning of Year	Charge to Expense	Foreign Exchange Impact	Recoveries	Write-Offs	Balance at End of Year
February 28, 2010	$673	1,138	(6)	45	(814)	$1,036
February 27, 2011	$1,036	201	(72)	40	(890)	$315
February 26, 2012	$315	249	-	6	(410)	$160

Inventory

Inventory is valued at the lower of cost (first-in, first-out) or market. The Company considers recent historic usage and future demand in estimating the realizable value of its inventory. The Company records a provision upon determination that inventory is excess or obsolete.

Inventory at fiscal year-end was as follows:

	February 26, 2012	February 27, 2011
Parts and assemblies	$1,613	$2,146
Work-in-process	694	826
Finished products	5,577	4,513

Total Inventory	$7,884	$7,485

Property and equipment

Property and equipment are recorded at cost. Depreciation and amortization expense is calculated using the straight-line method based upon the following estimated useful lives:

Machinery, computer equipment and software	2-5 years
Leasehold improvements	shorter of lease term or life of asset
Service and spare parts	4 years

Maintenance and repair costs are charged to expense as incurred. Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation are removed from the accounts and any related gains or losses are included in the determination of net income or loss for the period.

The Company capitalizes internal software development costs in accordance with accounting standards for costs of computer software developed for internal use. Capitalized internal software development costs are amortized over the period of economic benefit, on a straight-line basis. At February 26, 2012 and February 27, 2011, net capitalized internal software included in property and equipment totaled $540 and $1,081 respectively. The Company did not capitalize any software development costs in fiscal 2012, 2011 or 2010.

Goodwill and intangible assets

Goodwill and intangible assets with indefinite useful lives are not amortized and are tested for impairment at least annually or whenever events and circumstances would more likely than not reduce the fair value below carrying value. This impairment would then be calculated using estimated discounted future cash flows. Based on these tests, there were no impairments of goodwill or indefinite life intangible assets in fiscal 2012, 2011 and 2010.

Acquired intangible assets are amortized using the straight-line method as follows:

Customer related intangibles	7-11 years
Trademark and tradenames	10 years to indefinite life

Other intellectual property assets are amortized over 10-21 years using the straight-line method.

Long-lived assets

Long-lived assets and amortizable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company periodically evaluates its long-lived assets for potential impairment whenever events or circumstances indicate that the carrying amount of an asset or group of assets is not recoverable. If the Company believes an indicator of potential impairment exists, it tests to determine whether impairment recognition criteria have been met. To analyze a potential impairment, the Company projects undiscounted future cash flows expected to result from the use and eventual disposition of the asset or group of assets over the primary assets remaining useful life. If these projected cash flows are less than the carrying amount, an impairment loss is recognized in the consolidated statements of operations based on the difference between the carrying value of the asset or asset group and its fair value.

Investments

Investments are classified as available for sale and are recorded at market value. Unrealized gains and losses are reflected in stockholders’ deficit. The Company recorded an unrealized (loss) gain of ($4), $22 and ($11), net of tax, in fiscal 2012, 2011 and 2010, respectively. The carrying value of investments, which is included in other assets, totaled $32 and $37 at February 26, 2012 and February 27, 2011, respectively.

Fair Value of April 2010 Refinancing

As part of the debt refinancing discussed in Note 8, the Company allocated the proceeds received from investors to the multiple financial instruments issued and several features embedded within the financial instrument arrangements based on their relative fair values. Such allocation required significant judgment, and the Company was assisted by an independent valuation firm in determining fair value for the financial instruments and embedded features. See Note 8 for a discussion of the related accounting and the values derived for this transaction. The instruments and features valued include the following:

•	A second lien loan (“Lien 2”), issued pursuant to the Second Lien Credit Facility

•	Senior secured notes (the “Notes”)

•

The Company’s right to redeem the debt at a specified price in the event of a future equity offering, the right of the Company’s creditors to sell back the debt to it at a specified price in the event of a change in control, and the Company’s requirement to make an offer to redeem a portion of the debt using a formula based on certain cash-flow metrics on the last day of each fiscal year ended on or after February 27, 2011, (collectively referred to as the “Embedded Derivatives”)

•	Preferred stock and ordinary stock (the “Preferred and Ordinary Shares”)

•	The Lien 2 holders’ contingent right to additional preferred and ordinary stock should the Company not repay Lien 2 in full by either April 30, 2013 or April 30, 2014 (the “Contingent Equity”)

The first phase in valuing the above instruments and features required that the Company determine its enterprise value. The Company used the income approach to estimate its fair value, which is a valuation technique that provides an estimation of the fair value of a business based on the future cash flows that it can be expected to generate. Significant judgment is required in estimating future cash flows the business is expected to generate, the rate of return used to convert the projected cash flows to their present value, and the present value of the residual value of the business. The Company selected this valuation methodology due to its belief that this approach provides the most reliable valuation indicator as it is based on our long-term financial projections for the Company, which allows the Company to capture anticipated changes in areas such as product mix and cost structure.

The Company’s enterprise value was then allocated among the debt and equity financial instruments such that the total value of the debt and equity equals the estimated enterprise value as derived above.

The income approach was used to value Lien 2. The cash flows for Lien 2 were projected as of the valuation date based on the contractual terms and conditions contained within the credit agreement relating to that loan. The cash flows generated were discounted to their present value using an estimated rate of return that reflected the relative risk of the security, as well as the time value of money. Factors used to determine the appropriate discount rate included an estimate of our credit quality based on comparable company financial metrics, seniority of the debt relative to the Company’s other outstanding financial instruments, as well as the interest terms under the Lien 2 credit agreement.

The Company valued the Notes and Embedded Derivatives by deriving all of the possible combinations that could occur to cause one of the Embedded Derivatives to be triggered and assigning probabilities to each possible combination (the “Decision Tree”). Depending on the combination identified, the Company constructed a payment schedule for the Notes and discounted the cash flows to their present values using a discount rate that gives the Notes the value as determined above. The value of the Notes (including the Embedded Derivatives) is the weighted average present value of all paths, and the value of each of the Embedded Derivatives was determined by including or removing the respective derivative feature in the Decision Tree.

To value the Preferred and Ordinary Shares, the Company subtracted the value of the outstanding debt instruments (see above for further discussion) from its enterprise value and then allocated the remaining value to its various classes of equity. To allocate the remaining equity value to its individual classes of securities, the Company viewed each security as a call option on its underlying assets, which were valued using a Black-Scholes option pricing model (the “Black-Scholes Model”). The assumptions required to estimate the value of an option using the Black-Scholes Model are the value of the underlying equity, the expected term or exercise date, the volatility of the equity and a risk free interest rate. The fair value of the underlying equity was determined in the valuation of Lien 2 as discussed above. The expected term is the expected date of a liquidity event; the exercise price for the preference shares was estimated as a function of their liquidation preference; the exercise price for an option is the strike price of the option; volatility was estimated based on comparable public company data; and the risk free rate of interest was approximated as the yield for a U.S. Treasury security having a maturity similar to the expected term.

There are three scenarios for how many shares of preferred and common stock may be issued to the Lien 2 holders. Under the first scenario, Lien 2 holders will receive only what was issued as part of the initial refinancing transaction. The amounts received by Lien 2 holders under the other two scenarios are dependent upon whether the Company fails to repay Lien 2 in full by the dates indicated above. In order to value the Contingent Equity, the Company estimated the probability of each of the three scenarios and determined what our capitalization table would look like in each scenario. The Company then valued its equity securities using the same methodology as discussed above for the Preferred and Ordinary Shares and calculated the probability weighted average value of the equity shares that would be owned by the Lien 2 holders. Due to the fact that the number of shares of preferred and common stock issued as part of the initial refinancing transaction was fixed, the value of the Contingent Equity is equal to the difference between the weighted average value of shares of preferred and common stock to be issued to the Lien 2 holders should the Company not repay Lien 2 in full, and the value of such shares as determined upon the initial refinancing transaction.

Revenue recognition

The Company derives revenue from the sale of products, post contract support, and solution services. The Company’s transactions frequently include the sale of products and services under multiple element arrangements. The products, which consist of hardware servers with embedded value-added software and software-only licenses, and services, are sold to end users, resellers and other third-party channels. The Company’s hardware servers are always enabled with the embedded value added software as they function together to deliver the server’s functionality.

In September 2009, the Financial Accounting Standards Board (“FASB”) amended the accounting standards for revenue recognition to exclude tangible products containing software components and non-software components that function together to deliver the product’s essential functionality from the scope of industry specific software revenue recognition guidance. Additionally, the FASB also amended the accounting standards for multiple deliverable revenue arrangements to provide for how the deliverables in an arrangement should be separated and how the consideration should be allocated using the relative selling price method. This guidance requires an entity to allocate revenue in an arrangement using best estimated selling prices (“BESP”) of deliverables if a vendor does not have vendor-specific objective evidence of selling price (“VSOE”) or third-party evidence of selling price (“TPE”) and effectively eliminates use of the residual method in such cases.

The Company adopted this accounting guidance at the beginning of fiscal year 2012 on a prospective basis for applicable transactions originating or materially modified after February 27, 2011. For the year ended February 26, 2012, this new revenue recognition guidance resulted in $105 of total revenue and profit from operations being recorded to the consolidated financial statements that would have been deferred under the previous year’s revenue recognition standards.

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product or performance of the services has occurred, title and risk of loss has passed to the customer, the sales price is fixed or determinable, and collectability is reasonably assured (or probable for those arrangements accounted for under the software revenue recognition guidance).

For new contracts entered into or modified on or after February 28, 2011 which contain multiple elements and software and non-software components that function together to deliver the tangible product’s essential functionality, the Company allocates revenue to each element based on a selling price hierarchy. The selling price for a deliverable is based on VSOE, if available, TPE if VSOE is not available, and BESP if neither VSOE nor TPE is available. The Company then recognizes revenue for each deliverable based on its relative value.

VSOE is based upon the amount charged when an element is sold separately. The Company does not have VSOE for its hardware and software product offerings because substantially all transactions involving the Company’s products are sold together with other elements, such as post contract support and/or other services. TPE is established by evaluating largely interchangeable competitor products in stand-alone sales to similarly situated customers. However, the Company is not typically able to determine TPE because the Company’s products contain a significant element of proprietary value added technology that offers substantially different features and functionality enabling fault tolerance, unlike any other product in the market. The Company has established VSOE on its service offerings. Post contract support VSOE is supported by a substantive maintenance renewal clause coupled with consistent pricing year over year after initially being established. Solution services VSOE is supported by consistent hourly rates charged for such services. If the arrangement contains both software enabled hardware and software-only deliverables, the arrangement consideration is then allocated to software enabled hardware and the software-only deliverables as a group using the relative selling prices based on the selling price hierarchy described above.

When the Company is unable to establish VSOE or TPE for its products, the Company uses BESP in its allocation of the arrangement consideration. The objective of BESP is to determine the price the Company would typically sell the product for on a stand-alone basis. The Company’s discounts vary, and overall average discounts differ from quarter to quarter. However, the Company does sell based on market demands and maintains consistent positive margins and management controls product discounts based on the projected product margins for each transaction. Therefore a margin based BESP has been determined to be most appropriate. The Company has determined BESP for its products based upon geography, operating system, and performance functionality. The Company reviews this margin based BESP on a periodic basis based upon the consistency of product pricing.

For software-only products and all product transactions entered into on or prior to February 27, 2011, the Company recognizes revenue under the software revenue recognition guidance and allocates revenue for multiple element arrangements for which VSOE exists for all undelivered elements using the “residual method”. The value of the services is determined using VSOE and deferred initially and then recognized ratably over the maintenance period or as delivered for solution services. The residual amount of the order is then allocated to and recognized for delivered elements.

The Company limits the amount of revenue recognition for delivered elements to the amount that is not contingent on the future delivery of products or services, future performance obligations, or subject to customer-specific return or refund privileges. If an arrangement includes subjective or other customer acceptance provisions beyond standard acceptance provisions that the product conforms to standard published specifications, revenue recognition occurs upon the earlier of receipt of written customer acceptance or expiration of the acceptance period.

Maintenance and support services are recognized ratably over the life of the maintenance and support service period, which typically is one year or greater, and maintenance agreements automatically renew until such time as termination is invoked per the contract. Maintenance and support services include parts replacement and repair, telephone support, and unspecified rights to operating system upgrades and enhancements on a when and if available basis. Installation and other consulting service revenues are recognized as performed, subject to all other revenue recognition criteria being met. Solution services typically include migration services, performance analysis, application support, and various other consulting services, none of which is considered essential to the functionality of the Company’s products.

If the fee due from the customer is not fixed or determinable, inclusive of when payment terms greater than 90 days have been granted, revenue is recognized as payment is due, assuming all other revenue recognition criteria have been met. If collection is not considered reasonably assured (or probable for those arrangements accounted for under the software revenue recognition guidance), revenue is recognized upon receipt of cash. In certain regions or countries where collection risk is considered to be high, such as Latin America, and certain Asian and Eastern European countries, revenue is generally recognized only when full cash payment is received from the customer or when a formal letter of credit, or bank guarantee has been put in place.

Revenue for arrangements with resellers is generally recognized when the Company delivers product as designated by the reseller, and all other revenue recognition criteria have been met. Delivery is generally directly to end users or to the reseller if the reseller is integrating the product into its offering or otherwise designates such. If the Company continues to participate in sales to the end user, revenue is deferred and recognized when product is sold through to the end user based on evidence provided by the reseller, provided all other revenue recognition criteria have been met (“sell through”). On a limited basis, when the Company provides a reseller with stock rotation rights or any other return rights, revenue is deferred until the rights have lapsed and all other revenue recognition criteria have been met.

The Company records deferred revenue for product shipped to customers and related services where amounts are billed pursuant to a contractual right and collection occurs or is probable prior to satisfying revenue recognition criteria.

Shipping charges billed to customers are included in revenue and the related shipping costs are included in cost of revenue. Sales tax, value-added tax, consumption tax and any other similar taxes are excluded from revenue.

New Accounting Guidance

In June 2011, a pronouncement was issued that amended the guidance allowing the presentation of comprehensive income and its components in the statement of changes in equity. The pronouncement provides the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The methodology for the computation and presentation of earnings per share remains the same. The pronouncement is effective for fiscal years beginning after December 15, 2011 and is to be applied retrospectively. The Company will adopt this pronouncement as of February 27, 2012. As this pronouncement relates to disclosure only, the adoption will not have a material impact on our consolidated financial condition, results of operations or cash flows.

In September 2011, a pronouncement was issued that amended the guidance for goodwill impairment testing. The pronouncement allows an entity to perform an initial qualitative assessment to determine whether it is “more likely than not” that the fair value of the reporting unit is less than its carrying amount. This assessment is used as a basis for determining whether it is necessary to perform the two step goodwill impairment test. The methodology for how goodwill is calculated, assigned to the reporting unit and the application of the two step goodwill impairment test have not been revised. The pronouncement is effective for fiscal years beginning after December 15, 2011. The Company will adopt this pronouncement as of February 27, 2012. The Company does not expect the adoption of this new accounting standard to have a significant impact on its consolidated financial position, results of operations or cash flows.

Research and development and software development costs

Costs incurred for research and development are expensed as incurred. The costs incurred for the development of computer software that will be sold, leased or otherwise marketed are capitalized when technological feasibility has been established. Capitalized costs are amortized to cost of revenue over the period of economic benefit, which approximates a straight-line basis over the estimated useful lives of the software, generally three years. The Company did not capitalize any software development costs in fiscal 2012, 2011 and 2010. Amortization expense recorded in 2012, 2011, and 2010 was $83, $83 and $83, respectively. Unamortized software development costs of $40 and $123 at February 26, 2012 and February 27, 2011, respectively, are included in intangible assets.

Income taxes

The Company provides deferred income taxes to recognize temporary differences between the financial reporting basis and the tax reporting basis of assets and liabilities. A deferred income tax asset is established for the expected future benefit of net operating loss and credit carry forwards and a valuation allowance is established against deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized.

Risks and uncertainties

The Company’s future operating results are subject to a number of risks, including, but not limited to, the Company’s dependence on suppliers and technology partners, the Company’s reliance on contract manufacturers for its current product lines, rapid industry changes, competition, competitive pricing pressures, economic slowdowns, enforcement of the Company’s intellectual property rights, the Company’s ability to sustain and manage growth, the Company’s ability to attract and retain key personnel, systems and service failures of the Company’s customers, undetected problems in the Company’s products, risks associated with interest rates and foreign currency exchange rates, changes in foreign laws and regulations and other risks related to international operations, including the impact of natural disasters.

The Company’s primary financial market risk exposures are in the areas of interest rate risk and foreign currency exchange risk. Although the Company’s exposure to currency rate fluctuations has been moderate due to the fact that the operations of the Company’s international subsidiaries are primarily conducted in their respective local currencies, exchange rate fluctuations may be material in future periods.

Stock-based compensation

The accounting standard for stock based compensation requires that all share-based payments to employees be recognized in the statements of operations based on their fair values. The Company recognizes the expense using the straight-line attribution method. The stock-based compensation expense recognized in the consolidated statements of operations is based on awards that ultimately are expected to vest; therefore, the amount of expense has been reduced for estimated forfeitures. This accounting standard requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from these estimates based on historical experience. If actual results differ significantly from these estimates, stock-based compensation expense and the Company’s results of operations could be materially impacted. In addition, if the Company employs different assumptions in the application this accounting standard, the compensation expense that the Company records in the future periods may differ significantly from what the Company has recorded in the current period.

During fiscal 2012, 2011 and 2010, all of the stock options granted were non-qualified stock options with exercise prices greater than the fair market value on the date of grant. The weighted-average fair value of all stock options granted during fiscal 2012, 2011 and 2010 was $0.04, $0.07 and $0.22 per share, respectively.

There was no stock-based compensation expense associated with the fiscal 2012, 2011 or 2010 restructurings.

The consolidated statements of operations for the years ended February 26, 2012, February 27, 2011 and February 28, 2010 include the following stock based compensation expense:

	February 26, 2012	February 27, 2011	February 28, 2010
Cost of revenue	$54	$119	$882
Selling, marketing, general and administrative	218	247	2,010
Research and development	64	102	1,082

Total stock-based compensation expense	$336	$468	$3,974

Unamortized stock-based compensation expense related to non-vested awards at February 26, 2012 was $369 and is expected to be recognized over a weighted-average period of approximately 1.8 years. There were no unvested grants of restricted stock outstanding and no stock-based compensation costs were capitalized during the years ended February 26, 2012, February 27, 2011 or February 28, 2010.

Warranty

The Company warrants that its products will perform in all material respects in accordance with the Company’s standard published specifications in effect at the time of delivery of the products to the customer. The Company offers product warranties generally ranging from 30 days to 1 year. The Company estimates the costs that may be incurred under its basic limited warranty and records a liability in the amount of such costs at the time product revenue is recognized. Factors that affect the Company’s warranty liability include the number of installed units, whether the units are covered by service contracts, historical and anticipated rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liability and adjusts the amount as necessary.

Changes in the Company’s product warranty liability during the period are as follows:

	February 26, 2012	February 27, 2011	February 28, 2010
Balance, beginning of the period	$98	$100	$179
Current period accrual	136	251	281
Amounts charged to the accrual	(173)	(253)	(360)

Balance, end of the period	$61	$98	$100

Restructuring and Other Charges	12 Months Ended
Feb. 26, 2012
Restructuring and Other Charges [Abstract]
RESTRUCTURING AND OTHER CHARGES

NOTE 3 — RESTRUCTURING AND OTHER CHARGES

The following table sets forth the restructuring and other charges for the years ended February 26, 2012, February 27, 2011 and February 28, 2010, respectively.

	Severance and Fringe Benefits	Excess facility charges & other exit costs	Total
Restructuring liability as of February 22, 2009	$2,352	$378	$2,730
Restructuring charges	1,770	(286)	1,484
Currency translation	18	(92)	(74)
Cash payments	(1,803)	-	(1,803)

Restructuring liability as of February 28, 2010	2,337	-	2,337
Restructuring charges	1,694	-	1,694
Currency translation	(71)	-	(71)
Cash payments	(2,662)	-	(2,662)

Restructuring liability as of February 27, 2011	1,298	-	1,298
Restructuring charges	2,368	-	2,368
Currency translation	5	-	5
Cash payments	(1,858)	-	(1,858)

Restructuring liability as of February 26, 2012	$1,813	$-	$1,813

The restructuring liability reflects estimates, including those related to termination benefits and settlements of contractual obligations, which are reviewed by the Company periodically throughout the year.

Restructuring fiscal 2012

In fiscal 2012, in order to further align spending with current business initiatives, the Company implemented a restructuring program. The restructuring program consisted of a reduction in workforce of approximately 30 employees. The Company recorded a charge of $2,193 related to severance, fringe benefits and relocation costs in connection with this plan. At the end of fiscal 2012, the remaining liability was $1,696.

In addition, as a result of a change of approach in the utilization of marketing and customer service resources, on November 21, 2011, the Company implemented a restructuring program in order to align its resources to meet its objectives. The restructuring program consisted of a reduction in workforce of 3 marketing professionals and one customer service professional. The Company recorded a charge of $175 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $12.

Restructuring fiscal 2011

In fiscal 2011, the Company reduced operating expenses by lowering its headcount by 29 employees, primarily focused on transitioning the logistics business of the company to our Dublin, Ireland location. The Company recorded a charge of $1,694 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $0.

Restructuring fiscal 2010

In fiscal 2010, the Company reduced operating expenses by lowering its headcount by 26 employees. The Company recorded a charge of $1,770 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $0.

The Company also recorded a credit of $286 related to Ireland Development Authority (“IDA”) grants previously recorded as restructuring expenses. As of June 28, 2009, the remaining grants lapsed, without requiring repayment and the expense originally recorded was reversed through the restructuring expense line in the consolidated statements of operations. At the end of fiscal 2012, there are no remaining IDA grants and as such the remaining liability is $0.

Restructuring fiscal 2009

In the first half of fiscal 2009, an outside consulting firm was hired to review the Company’s business to identify areas for improving profitability. From this profitability analysis, the Company developed a plan to significantly reduce operating expenses. These expense actions included a reduction in worldwide headcount of 91 employees as well as a reduction in operational costs. The Company recorded a charge of $8,390 related to severance and fringe benefits and $262 related to facility charges and other exit costs. At the end of fiscal 2012, the remaining liability was $105.

Property and Equipment	12 Months Ended
Feb. 26, 2012
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 4 — PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	February 26, 2012	February 27, 2011
Machinery, computer equipment and software	$45,409	$46,922
Leasehold improvements	10,309	10,162
Service and spare parts	25,791	26,320

Total property and equipment	81,509	83,404
Accumulated depreciation and amortization	(71,019)	(69,709)

Property and equipment, net	$10,490	$13,695

Depreciation and amortization expense relating to property and equipment was $7,281, $8,900 and $10,392 for fiscal 2012, 2011 and 2010, respectively.

Intangible Assets	12 Months Ended
Feb. 26, 2012
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 5 — INTANGIBLE ASSETS

Intangible assets consist of the following:

	February 26, 2012	February 27, 2011
Customer related intangibles	$28,466	$28,466
Core technology	18,671	18,671
Trademark and trade names	3,668	3,600
Capitalized software	3,564	3,564
Patents	1,426	2,001

Total intangible assets	55,795	56,302
Customer related amortization	(28,466)	(28,466)
Core technology amortization	(18,671)	(18,671)
Trademark and trade name amortization	(1,589)	(1,528)
Capitalized software amortization	(3,524)	(3,441)
Patent amortization	(521)	(758)

Total accumulated amortization	(52,771)	(52,864)

Intangible assets, net	$3,024	$3,438

Amortization expense related to intangible assets was $82, $247 and $2,188 in fiscal 2012, 2011 and 2010, respectively. Included in trademarks and trade names is $1,955 of indefinite lived intangible assets.

Estimated future amortization expense related to finite-lived intangible assets at February 26, 2012 is as follows:

Expense
2013	$155
2014	114
2015	114
2016	114
2017 and thereafter	571

Total	$1,068

Accrued Expenses	12 Months Ended
Feb. 26, 2012
Accrued Expenses [Abstract]
ACCRUED EXPENSES

NOTE 6 — ACCRUED EXPENSES

Accrued expenses consist of the following:

	February 26, 2012	February 27, 2011
Compensation and benefits	$5,090	$5,012
Restructuring	1,813	1,298
Sales use and other taxes	614	764
Other	5,733	5,754

Total	$13,250	$12,828

IncomeTaxes	12 Months Ended
Feb. 26, 2012
Income Taxes [Abstract]
INCOME TAXES

NOTE 7 — INCOME TAXES

The components of (loss) income before (benefit) provision for income taxes consist of the following:

	February 26, 2012	February 27, 2011	February 28, 2010
United States	$(17,272)	$(10,703)	$1,082
Non-U.S.	(8,221)	330	7,147

(Loss) income before income taxes	$(25,493)	$(10,373)	$8,229

The (benefit) provision for income taxes consists of the following:

	February 26, 2012	February 27, 2011	February 28, 2010
CURRENT
United States — Federal	$30	$587	$615
United States — State	76	173	136
Non-U.S.	1,604	2,923	1,714

Total current	$1,710	$3,683	$2,465
DEFERRED
United States — Federal	–	(725)	(565)
United States — State	–	(103)	(86)
Non-U.S.	(8,413)	(1,335)	(230)

Total deferred	(8,413)	(2,163)	(881)

(Benefit) provision for income taxes	$(6,703)	$1,520	$1,584

The following table reconciles the United States Federal income tax rate to the rate used in the calculation of the (benefit) provision for income taxes as reported in the financial statements:

	February 26, 2012	February 27, 2011	February 28, 2010
Income tax at U.S. Federal statutory rate	(34.0)%	(34.0)%	34.0%
State income taxes, net of Federal benefit	0.2	0.5	0.4
Tax effect of non-U.S. operations	20.3	11.3	(5.9)
Valuation allowance	(14.1)	35.2	(9.3)
Permanent items	0.9	4.4	1.4
Other, net	0.4	(2.7)	(1.3)

Effective tax rate	(26.3)%	14.7%	19.3%

Deferred income tax assets and (liabilities) are comprised of the following:

	February 26, 2012	February 27, 2011
DEFERRED INCOME TAX ASSETS
Depreciation and amortization	$2,086	$2,551
Inventory/other reserves	4,610	5,712
Intangibles	918	1,085
Net operating loss carryforwards	13,438	12,607
Capital loss carryforwards	665	654
Stock-based compensation	2,062	1,889
Original issue discount	5,373	5,543
Disallowed interest	8,708	4,438
Embedded derivatives	2,799	-
Other	536	201

Total gross deferred income tax assets	41,195	34,680

Deferred income tax asset valuation allowance	(22,914)	(25,699)

Total net deferred income tax assets	18,281	8,981

DEFERRED INCOME TAX LIABILITIES
Prepaid expenses	(30)	(195)
Cancellation of debt income	(5,373)	(5,543)
Accrued royalties	(1,088)	-

Total deferred income tax liabilities	(6,491)	(5,738)

Total net deferred income tax assets	$11,790	$3,243

The Company’s valuation allowance decreased from the prior year principally due to the utilization of net operating losses to offset current taxable income as well as the release of a valuation allowance of $9,275 previously recorded against its deferred income tax assets in Ireland. The Company has generated recent cumulative profitability and is projecting future profits and therefore believes it is more likely than not it will realize its deferred income tax assets in Ireland.

The Company has recorded a valuation allowance on certain of its foreign, federal and state deferred income tax assets at February 26, 2012, February 27, 2011, and February 28, 2010 where management believes that, after considering all of the available evidence; it is more likely than not that these assets will not be realized.

A tabular roll forward of the Company’s valuation allowance for deferred income tax assets is presented below:

Fiscal year ended	Beginning Balance	Additions	Deductions	Ending Balance
February 28, 2010	$(27,057)	(980)	3,127	$(24,910)
February 27, 2011	$(24,910)	(6,252)	5,463	$(25,699)
February 26, 2012	$(25,699)	(9,331)	12,116	$(22,914)

Loss Carryforwards

As of February 26, 2012, the Company has estimated net operating loss carryforwards of approximately $10,276 in the United States to offset future federal and state taxable income, which will begin to expire in periods 2023 through 2031. The Company also has estimated net operating loss carryforwards and capital loss carryforwards in Ireland of approximately $78,728 and $5,322, respectively, which can be carried forward indefinitely. The deferred income tax assets associated with these net operating loss carryforwards exclude unrealized excess tax benefits from stock option deductions of approximately $257 in Ireland. In accordance with Section 382 of the Internal Revenue Code, the use of some of these U.S. carryforwards will be subject to annual limitations based upon ownership changes of the Company. As a result, the Company has adjusted the U.S. carryforward for the amount expected to be realized.

Unremitted Earnings

No additional provision has been made for U.S. or non-U.S. income taxes related to the undistributed earnings of the wholly-owned subsidiaries of Stratus Technologies Bermuda Holdings, Ltd. or for unrecognized deferred tax liabilities for temporary differences related to investments in subsidiaries. As such, earnings are expected to be permanently reinvested, the investments are essentially permanent in duration, or the Company has concluded that no additional tax liability will arise as a result of the distribution of such earnings. A liability could arise if amounts are distributed by such subsidiaries or if such subsidiaries are ultimately disposed. The Company has not calculated an estimate of additional income taxes related to permanently reinvested earnings or the basis differences related to investment in subsidiaries. Unremitted earnings at February 26, 2012 and February 27, 2011 approximated $16,000 and $33,000, respectively.

Uncertain income tax positions

At February 26, 2012, the Company had $34 of gross unrecognized tax benefits, all of which, if recognized, would impact the effective tax rate. At February 27, 2011, the Company had $68 of gross unrecognized tax benefits, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	February 26, 2012	February 27, 2011	February 28, 2010
Balance, beginning of year	$68	$188	$310
Statute of limitation expirations	(43)	(125)	(135)
Foreign currency fluctuation	9	5	13

Balance, end of year	$34	$68	$188

The Company is subject to U.S. federal income tax as well as income tax of multiple state and foreign jurisdictions. All material federal and state income tax matters through the fiscal year ended February 2008 have been concluded. The Company is currently under examination by the U.S. Internal Revenue Service for its fiscal 2010 and fiscal 2011 Federal income tax return. The audit is currently in its discovery stages. The Company believes there is no requirement for any income tax reserves based on the current status of the examination. Substantially all material foreign income tax matters have been concluded through the fiscal year ended February 2005.

The Company does not anticipate any significant changes in the liability for unrecognized tax benefits for uncertain tax positions within the next 12 months.

The Company’s accounting policy is to record estimated interest and penalties related to income tax matters as a component of the income tax provision. As of February 26, 2012 and February 27, 2011, $21 and $37 of interest and penalties were included in the liability for unrecognized tax benefits, respectively.

The statute of limitations for net operating losses utilized in future years will remain open beginning in the year of utilization.

Debt	12 Months Ended
Feb. 26, 2012
Debt [Abstract]
DEBT

NOTE 8 — DEBT

Debt consists of the following:

	February 26, 2012	February 27, 2011
Senior Secured Notes	$210,003	$215,000
Second Lien Credit Facility, including interest payable-in-kind	89,474	81,755

Total debt before debt discount	$299,477	$296,755

Debt discount	(34,072)	(42,686)

Total	$265,405	$254,069

The weighted-average interest rate of the Senior Secured Notes was 13.8% for both fiscal 2012 and fiscal 2011.

The weighted-average interest rate of the Second Lien Credit Facility was 14.9% for fiscal 2012. The weighted-average interest rate of the pre-refinancing and post-refinancing Second Lien Credit Facility was 11.3% and 15.0% for fiscal 2011, respectively. The Second Lien Credit Facility was refinanced effective April 8, 2010.

There were no borrowings under the Revolving Credit Facility in fiscal 2012. The weighted-average interest rate of the Revolving Credit Facility was 6.3% for fiscal 2011.

On May 31, 2011, the Company made an ECF offer to the Senior Secured Note holders to redeem 5,000 units at a redemption price of 120%. On June 30, 2011, pursuant to the terms of the ECF, the Company redeemed 4,997 units at 120% resulting in an ECF payment of $5,996 which included a redemption of $4,997 Senior Secured Notes and related premium of $999. A $125 payment of accrued interest was also paid at the time of the ECF payment. The redemption of the 4,997 units of Senior Secured Notes resulted in a loss on extinguishment of debt of $1,222. The loss on extinguishment of debt consisted of a $999 premium, $582 and $200 write off of a pro rata portion of related debt discount and deferred finance fees, respectively, and $71 of related fees offset by a $630 gain on the reduction of the ECF derivative. The Company was in compliance with all covenants in the Revolving Credit Facility and Senior Secured Notes at the time of the consummation of the ECF offer.

The Company’s registration of the Senior Notes with the United States Securities and Exchange Commission went effective on April 18, 2011. The Company completed a 100% exchange of the 215,000 units of unregistered Senior Secured Notes for 215,000 units of registered Senior Secured Notes on May 17, 2011.

On March 22, 2010, the Company entered into the Second Amendment to the First Amended and Restated Second Lien Credit Agreement which would be effective upon an overall refinancing of the Company’s outstanding debt. On April 8, 2010, the Company completed an overall refinancing of its outstanding debt and as such the Lien 2 Amendment became effective. The Company completed a debt and equity offering and the proceeds were utilized to repay the outstanding principal of the First Lien Credit Agreement, which included $193.0 million of term debt and $22.0 million under the previous Revolving Credit Facility, and a partial payment of outstanding debt under the Second Lien Credit Agreement.

Second Lien Credit Agreement

The Lien 2 Amendment eliminated the maximum net leverage ratio and minimum net interest coverage requirements that had previously existed. A principal payment of $25,000 was required and paid on April 8, 2010 and the remaining principal and interest paid-in-kind is due June 30, 2015. The interest rate was amended to Libor plus 500 and the interest paid-in-kind was increased to 900 basis points. In addition, the Lien 2 holders were also issued 11,080,455.38 shares of Series B ordinary stock and 2,523,554.62 shares of Series B preferred stock, resulting in an aggregate 25% ownership in the Company on a post-issuance basis and entitling the Lien 2 holders to all rights and privileges held by the existing equity holders. The Lien 2 holders will also be issued additional Series B ordinary stock and Series B preferred stock equal to 7.5% of the total issued share capital, in each case as in issue immediately after the closing of the refinancing, on April 30, 2013 if the Company does not pay all outstanding principal and interest by that date. If the Company does not pay all outstanding principal and interest by April 30, 2014, the Lien 2 holders will be issued an additional amount of Series B ordinary stock and Series B preferred stock equal to 52.5% of the total issued ordinary and preferred stock, in each case as in issue immediately after the closing of the refinancing.

As amended, the credit agreement governing the Lien 2 debt contains covenants that restrict among other things, our ability to pay dividends, make investments or acquisitions, enter into transactions with affiliates, dispose of assets or enter into business combinations, incur or guarantee additional indebtedness, change our fiscal year end, create or permit to exist certain liens, pledge assets or engage in sale-leaseback transactions, make capital expenditures and change the business the Company conducts. These restrictions could limit our ability to obtain future financing and make acquisitions or needed capital expenditures. The Company is in compliance with all covenants as of February 26, 2012.

The present value of the cash flows under the Second Lien Credit Agreement after the Lien 2 Amendment had been executed is at least ten percent different from the present value of the remaining cash flows under the terms of the Second Lien Credit Agreement before the execution of the Lien 2 Amendment. As a result, the original Second Lien Credit Agreement has been treated as extinguished and recorded as a loss on debt extinguishment of $3,751 in the consolidated statement of operations for the year-to-date period ended February 27, 2011 which represents the Second Lien Credit Agreement unamortized debt discount of $986 and the unamortized financing fees of $2,765 related to the First Lien Credit Agreement and Second Lien Credit Agreement.

Senior Secured Notes and Equity

On April 8, 2010 the Company issued debt and equity and received total proceeds of $207,281. The debt consists of $215,000 principal amount of 12.0% Senior Secured Notes (the “Senior Secured Notes”), with a maturity date of March 29, 2015. The Senior Secured Notes are fully and unconditionally guaranteed by Stratus Technologies, Inc., Stratus Technologies Bermuda Ltd. Stratus Technologies Ireland Ltd., SRA Technologies Cyprus Ltd., Cemprus Technologies, Inc. and Cemprus LLC which are wholly owned subsidiaries of the Company, which is also a guarantor. The Senior Secured Notes and related guarantees rank senior to the Second Lien Credit Agreement and future subordinated debt but effectively subordinated to indebtedness under the New Revolving Credit Agreement. The Senior Secured Notes consists of co-borrowers Stratus Technologies, Inc. which is allocated 52% and Stratus Technologies Bermuda Ltd. which is allocated 48% of the $215,000 principal amount. All principal will be paid at maturity and interest is paid semi-annually, in arrears, on April 15 and October 15 of each year beginning on October 15, 2010. On October 15, 2010, the Company made an interest payment of $13,402. On April 15, 2011 and October 17, 2011, the Company made interest payments of $12,900 and $12,600, respectively.

In addition, the Company issued 4,431,150.00 shares of Series B ordinary stock and 1,008,350.00 shares of Series B redeemable convertible preferred stock, equal to a 10% aggregate ownership in the Company on a post-issuance basis, with all rights and privileges equal to those of the existing equity holders. If additional shares are issued to the Lien 2 holders on April 30, 2013 and April 30, 2014 as noted above, the holders of the Senior Secured Notes will be issued additional Series B ordinary stock and Series B preferred stock to maintain the required 10% aggregate equity ownership.

The Senior Secured Notes also contain registration rights that required the Company to file a registration statement no later than February 2, 2011 and cause the registration statement to become effective by June 2, 2011. The Company filed an initial registration statement on January 25, 2011, which became effective on April 18, 2011. The covenants contained in the Senior Secured Notes restrict among other things, our ability to pay dividends, make investments or acquisitions, enter into transactions with affiliates, dispose of assets or enter into business combinations, incur or guarantee additional indebtedness, repurchase or redeem equity interest or indebtedness, create or permit to exist certain liens, pledge assets or engage in sale-leaseback transactions, make capital expenditures and change the business the Company conducts. These restrictions could limit the Company’s ability to obtain future financing and make acquisitions or needed capital expenditures. In addition, there is also an event of default under the indenture governing the Senior Secured Notes if the borrowings and stand-by letter of credit obligations under the Revolving Credit Facility exceed $15,000 immediately following the consummation of an ECF offer. The Company is in compliance with all covenants as of February 26, 2012.

The Company, prior to April 15, 2013, may redeem up to 35% of the aggregate principal amount of the Senior Secured Notes at a premium with the net cash proceeds of certain equity offerings and prior to April 15, 2013 the Company may also redeem at a premium up to 10% of the originally issued principal amount of Senior Secured Notes per year. In addition, the Company may redeem some or all of the Senior Secured Notes at any time prior to April 15, 2013, by paying a “make whole” premium. On or after April 15, 2013, the Company may redeem some or all of the Senior Secured Notes at a premium that will decrease over time. The Bermuda co-borrower may redeem the Bermuda Senior Secured Notes in whole, but not in part, at 100% of their principal amount in the event of certain changes affecting withholding taxes. Upon a change of control, the holders of the Senior Secured Notes will have the right to require the Company to purchase the Senior Secured Notes at a premium. Upon certain asset sales, the Company may be required to offer to use the net proceeds of the asset sale to purchase a portion of the Senior Secured Notes at the principal amount. The Company must make an offer to purchase the Senior Secured Notes with 100% of ECF for each annual period ending on the last day of each fiscal year ending on or after February 27, 2011, at 120% provided, however that if actual ECF for any annual period is less than $5,000, the amount of ECF for such annual period shall be deemed to be $5,000. For fiscal 2012 the calculated amount of the ECF is $3,719, requiring an ECF offer of $5,000. For fiscal 2011, the calculated amount of the ECF is $2,715 requiring an ECF offer of $5,000. The ECF payment was $4,997.

Before the proceeds from the debt and equity financing could be allocated to the different elements of the arrangement, the Company analyzed the Senior Secured Notes in accordance with accounting standards for derivative instruments and hedging activities and identified certain features that were considered embedded derivatives:

•	the Issuer’s right to redeem the Senior Secured Notes at a specified price in the event of an Equity Offering;

•	the right of the holder of the Senior Secured Notes to sell back the Senior Secured Notes to the Company at a specified price in the event of a Change in Control;

•

the Issuer’s requirement to make an offer to purchase the Senior Secured Notes with 100% of ECF for each annual period ending on the last day of each fiscal year ending on or after February 27, 2011 at 120% of the principal amount together with accrued and unpaid interest.

As of February 26, 2012, the fair value of the Equity Offering embedded derivative is $159 and is recorded in other assets in the consolidated balance sheet. The fair value of the Change in Control and ECF embedded derivatives are $25,026 and $858, respectively, and are recorded as long term liabilities in the consolidated balance sheet. As of February 27, 2011, the fair value of the Equity Offering embedded derivative is $1,473 and is recorded in other assets in the consolidated balance sheet. The fair value of the Change in Control and ECF embedded derivatives are $17,219 and $1,736, respectively, and are recorded as long term liabilities in the consolidated balance sheet. These embedded derivatives will be revalued each reporting period and any change in fair value will be recorded in the consolidated statement of operations.

For the twelve month period ended February 26, 2012 and February 27, 2011, the Company recorded a loss of $8,873 and $297, respectively, in the consolidated statement of operations related to the net change in the fair value of the embedded derivatives.

Second Lien Credit Agreement and Senior Secured Notes

The net fair value of the three embedded derivatives was subtracted from the total proceeds received since the derivatives are recorded at fair value in accordance with accounting standards for derivative instruments and hedging activities. The residual amount was then allocated among the other instruments and rights based on their relative fair values. This allocation was performed separately for the Senior Secured Notes (Senior Secured Notes, Series B preferred stock and Series B ordinary stock) and Second Lien Credit Agreement (Notes, Series B preferred stock, Series B ordinary stock and rights to additional Series B preferred stock and Series B ordinary stock) and resulted in the following allocated amounts:

Allocated Amount
Senior Secured Notes	184,458
Second Lien Credit Agreement Notes	58,629
Series B preferred stock	11,451
Series B ordinary stock	5,603
Right to shares of Series B preferred stock	5,518
Right to shares of Series B ordinary stock	1,533

After the allocation of proceeds was performed for both the Senior Secured Notes and Second Lien Credit Agreement Notes, the allocated values of the Senior Secured Notes and Second Lien Credit Agreement Notes are less than their principal amounts. As a result, the Company calculated debt discounts of $30,542 and $18,468 for the Senior Secured Notes and the Second Lien Credit Agreement Notes, respectively. The debt discounts will be accreted over the term of the respective debt through interest expense using the effective interest method.

The Company incurred financing costs of $11,999 related to debt and equity issued and these costs have been allocated on a relative fair value basis between the Senior Secured Notes, Second Lien Credit Agreement Notes, Series B preferred stock and Series B ordinary stock. The allocation resulted in $9,631, $1,735, $428 and $205 of financing costs being allocated to these elements, respectively. The financing costs associated with the Senior Secured Notes and Second Lien Credit Agreement Notes have been capitalized on the balance sheet and are being amortized to interest expense using the effective interest method over the life of the respective debt. The financing costs associated with the Series B preferred stock and Series B ordinary stock have been recorded against the Series B preferred stock and Additional paid-in capital respectively.

Revolving Credit Facility

Also on April 8, 2010, Stratus Technologies, Inc. a wholly owned subsidiary of the Company entered into a $25,000 Revolving Credit Agreement, (the “Revolving Credit Facility”) with Jefferies Finance LLC. The Revolving Credit Facility matures September 29, 2014 and is unconditionally guaranteed by the Company and certain of its subsidiaries and is priority to the Senior Secured Notes. The interest rate is variable based on a Libor floor of no lower than 1.50% plus 475. The covenants include, among other requirements compliance with a minimum net interest coverage ratio when the average previous 30 calendar day outstanding balance of Revolving Credit Facility cash borrowings and outstanding stand-by letter of credit obligations exceed $15,000. The minimum net interest coverage ratio requires the Company to maintain a ratio of Consolidated EBITDA (as calculated, thereunder, presented as Adjusted EBITDA elsewhere in this annual report) to cash expense of at least 1.15 to 1.00 through the quarter ending February 24, 2013, at least 1.20 to 1.00 through the quarter ending November 24, 2013 and at least 1.25 to 1.00 thereafter. Certain financial tests are required when an ECF offer or asset sale offer is consummated under the Senior Secured Notes which include (i) consolidated liquidity of no less than $15,000 and (ii) outstanding borrowings and stand-by letter of credit obligations under the Revolving Credit Facility not in excess of $15,000, along with restrictions on the ability to pay dividends, make investments or acquisitions, enter into transactions with affiliates, dispose of assets or enter into business combinations, incur or guarantee additional indebtedness, create or permit to exist certain liens and pledge assets or engage in saleleaseback transactions and will be subject to maximum capital expenditures. The Company was in compliance with all covenants as of February 26, 2012.

Financing costs related to the Revolving Credit Facility were $1,540 and have been capitalized on the balance sheet and are being amortized to interest expense using the straight line method over the term of the facility.

Capitalized Registration Fees

In connection with the filing of the Company’s initial registration statement on January 25, 2011, the Company capitalized $850 of related fees which are being expensed using the effective interest method beginning on the effective date of the registration of April 18, 2011 and continuing through the Senior Secured Notes maturity date of March 29, 2015.

The following annual maturities of both short and long-term debt as of February 27, 2011 are exclusive of future accretion of interest paid-in-kind and the maturities related to the Senior Secured Notes assumes that within 95 days after the end of each fiscal year commencing with fiscal 2011, $5,000 per year will be used by the Company to make ECF offers. See “Item 5. Operating and Financial Review and Prospects  —  F. Tabular Disclosure of Contractual Obligations” for projected interest paid-in-kind accretion.

Payment
2013	$5,000
2014	5,000
2015	5,000
2016	284,477

Total	$299,477

Commitments and Contingencies	12 Months Ended
Feb. 26, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 — COMMITMENTS AND CONTINGENCIES

The Company has commitments under non-cancelable operating leases for office and manufacturing space and certain machinery and equipment. The leases range from one to ten years and generally contain renewal options for periods ranging from one to ten years. Some of the leases contain future rent escalation clauses. Total rental expense on operating leases was $6,789, $6,746 and $6,953 in fiscal 2012, 2011 and 2010, respectively.

The following is a schedule of required future minimum lease payments:

Fiscal year ending	Operating Leases
2013	$5,897
2014	5,352
2015	4,657
2016	4,387
2017 and subsequent years	1,399

Total future minimum lease payments	$21,692

Legal matters

On January 9, 2012, the Company learned that VMOOM, a general partnership located in San Marino, California (the “Plaintiff”), filed a complaint against the Company in the Los Angeles Superior Court (the “State Court”). The complaint asserted claims for breach of contract, interference with present and prospective economic relationships and economic advantages, fraud, and equitable indemnity and comparative contribution, alleging that the Company breached its contractual obligations by its late delivery and its failure to deliver to computer systems valued at approximately $900, on or before the dates requested, resulting in damage to the Plaintiff in the form of penalties and lost immediate and future business.

On February 2, 2012 the Company removed the action to the Federal Court Central District of California. On February 15, 2012 the Company filed a motion to dismiss all claims in the complaint except for the breach of contract claim, and to bar damages beyond those allowed under the limitation of damages provision in the contract cited in the complaint (value of the products at issue). The Company also filed an opposition to Plaintiff’s motion to remand to State Court.

On March 19, 2012, Plaintiff filed a First Amended Complaint, withdrawing two of its claims, and asserted the remaining claims from its initial complaint. Plaintiff alleged damages of $11,800, along with punitive damages between two and three times the amount of its actual damages, plus attorneys’ fees and costs as allowed by law.

On April 2, 2012, the Company filed a motion to dismiss all claims against the Company except for the breach of contract claims. In response to Plaintiff’s opposition filed April 9, 2012, the Company filed on April 16, 2012 a reply brief in support of its motion to dismiss the First Amended Complaint.

On April 24, 2012 the Federal Court ruled, without oral argument, on the Company’s motions, dismissing the equitable indemnity/contributions claim, applying Massachusetts law and the limitations of liability provision of the contract to the Plaintiff’s claims, dismissing Plaintiff’s request for consequential and punitive damages, and denying Plaintiff’s remained motion. The Federal Court allowed Plaintiff 20 days to file an amended complaint.

On May 11, 2012, Plaintiff served on the Company its Second Amended Complaint, reasserting all the claims in its First Amended Complaint, plus an additional claim of breach of fiduciary duty and seeking damages the same as sought by Plaintiff in its First Amended Complaint.

The Company is currently preparing its response to Plaintiff’s the Second Amended Complaint and intend to file that motion on or before May 31, 2012.

The Company intends to vigorously defend this case and believes it has valid legal defenses and counter claims against Plaintiff. Given that discovery has not yet commenced, the Company is unable to estimate any potential contingent losses, if any, nor is adequate information available to estimate such range of loss.

The Company is involved in various other legal proceedings arising in the ordinary course of business, none of which we currently expect to have a material adverse effect on our results of operations, cash flows or financial condition.

On April 14, 2010, the Company settled a legal matter related to the sale of the Emergent Business and received a final payment of $3,825. See Note 15 for further discussion.

Purchase commitments

As of February 26, 2012 and February 27, 2011, the Company had outstanding purchase commitments to one contract manufacturer amounting to approximately $3,931 and $3,900, respectively.

Guarantor arrangements

The Company’s standard sales contracts and agreements contain infringement indemnification provisions. Pursuant to these provisions, the Company indemnifies, holds harmless and agrees to reimburse the indemnified party for losses suffered or incurred by the indemnified party (generally business partners or customers) in connection with certain patent, copyright or other intellectual property infringement claims in the countries in which the Company operates by any third party with respect to the Company’s products. The term of these indemnification provisions is generally perpetual effective at the time of the sale of the product. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited. The Company has never incurred costs to defend lawsuits or settle claims related to these indemnification agreements and management is not aware of any pending, threatened or unasserted claims regarding these agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, no liabilities have been recorded for these agreements as of February 26, 2012 and February 27, 2011, respectively.

As permitted under Bermuda and Delaware law, the Company has agreed to indemnify its officers and directors for certain events or occurrences while the officer or director is, or was serving, at the Company’s request in such capacity. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is unlimited; however, the Company has a Director and Officer insurance policy that limits its exposure and enables it to recover a portion of any future amounts paid. The aggregate limit on this insurance policy is $20,000. As a result of this insurance policy coverage, the Company believes the estimated fair value of these indemnification arrangements is minimal. The Company has no liabilities recorded for these agreements as of February 26, 2012 and February 27, 2011, respectively.

In fiscal 2003, the Company acquired all of the outstanding shares of Cemprus, LLC and its subsidiaries (“Cemprus”) from Platinum Equity, LLC (“Platinum”). Certain of the Company’s subsidiaries entered into an indemnity agreement with Platinum as part of the purchase of Cemprus. Under the indemnity agreement, the subsidiaries agree to indemnify Platinum against certain claims arising after the purchase of Cemprus. The indemnification obligations are limited to claims respecting certain obligations of Platinum under its Cemprus acquisition agreement with Lucent, certain related Platinum guarantees associated with that transaction and a certain letter agreement with Hewlett-Packard for certain product and license agreements between Cemprus and Hewlett-Packard. The Company has never incurred costs to defend lawsuits or settle claims related to these agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, no liabilities have been recorded for these agreements as of the end of fiscal 2012 and 2011.

Redeemable Convertible Preferred Stock	12 Months Ended
Feb. 26, 2012
Redeemable Convertible Preferred Stock, Stockholders' Deficit and Accumulated Other Comprehensive Income (Loss) [Abstract]
REDEEMABLE CONVERTIBLE PREFERRED STOCK

NOTE 10 — REDEEMABLE CONVERTIBLE PREFERRED STOCK

The Company’s capital structure at February 26, 2012 included 6,561,242 issued and outstanding shares of Series A redeemable convertible preferred stock, and 3,531,904.62 issued and outstanding shares of Series B redeemable convertible preferred stock.

Preference Shares

On April 8, 2010, in connection with the 2010 refinancing (see Note 8), the Company issued 2,523,554.62 Series B redeemable convertible preferred shares, par $1.50, (“Series B preferred shares”) to the Lien 2 Debt Holders and 1,008,350.00 Series B preferred shares to the Senior Secured Note Holders. The redemption preferences for the Series B preferred shares are identical to the Series A redeemable convertible preferred shares. The projected redemption preference for the Series A preferred shares and Series B preferred shares for the next five fiscal years is presented in the table below:

	2013	2014	2015	2016	2017
Series A	$117,924	$127,358	$137,547	$148,551	$160,435

Series B	$63,478	$68,557	$74,041	$79,695	$86,362

The Series A redeemable convertible preferred shares and the Series B redeemable convertible preferred shares (collectively the “preference shares”) in the amounts of $109,189 and $58,776 at February 26, 2012, respectively, became redeemable for cash at the option of the holder on February 26, 2007. Such preference shares also include liquidation preferences, which may be triggered in the event of a liquidation, dissolution, winding-up, or change in control of the Company. In connection with the April 8, 2010 Refinancing of the Company’s outstanding debt, the Bye-laws of the Company were amended to, among other things, prevent the redemption of all classes of preference shares until the later of 1) 91 days after the earlier of the stated maturity date of the Senior Secured Notes or the first date on which no Senior Secured Notes are outstanding and 2) 91 days after the first date on which no Second Lien Facility debt is outstanding.

The most significant terms of the preference shares are as follows:

Voting Rights

Holders of the preference shares are entitled to vote on an “as-if” converted basis, such votes to be counted together with all other shares of the Company having general voting power and not counted separately as a class, except as otherwise required by law. As a result, the preference shares have voting control of the Company.

Conversion

The preference shares are convertible into ordinary stock at the option of the holder. The preference shares also automatically convert at their respective conversion rates into ordinary stock upon the closing of a firmly underwritten public offering of ordinary shares resulting in gross proceeds to the Company in excess of $75,000 and at a minimum price of $6.54 per share. The conversion rate for the preference shares is 2.17-to-1.

Dividends

The holders of preference shares are entitled to dividends at an annual rate of 8% of the initial purchase price, on a non-cumulative basis, when and if declared, as determined by the Board of Directors. No dividends have been declared or paid through February 26, 2012.

Redemption

Upon written request and with the consent of the Lien 2 Debt Holders and the Note Holders, each holder of preference shares may require the Company to redeem for cash all of its outstanding preference shares, as defined by the related agreements, as amended, subject to proportional adjustment for stock splits, reverse splits, stock dividends, stock distributions or similar events related to the capitalization of the Company. As of February 26, 2012, the redemption value of the Series A and Series B preference shares totaled $109,189 and $58,776, respectively.

In connection with the April 8, 2010 Refinancing of the Company’s outstanding debt, the Bye-laws of the Company were amended to, among other things, prevent the redemption of all classes of preference shares until the later of 1) 91 days after the earlier of the stated maturity date of the Senior Secured Notes or the first date on which no Senior Secured Notes are outstanding and 2) 91 days after the first date on which no Second Lien Facility debt is outstanding.

Liquidation Preference

Series A and B preferred shareholders are entitled to receive, in preference to any distribution to the ordinary stockholders, $7.09 per share, subject to anti-dilution adjustments, plus a graduating compounding rate of return that is reduced to 8% after February 1, 2003, as defined in the Company’s bye-laws. As of February 26, 2012, the liquidation preference of Series A and Series B preferred stock was equal to the redemption preferences of $109,189 and $58,776, respectively.

Right to additional Series B preferred shares

In connection with the 2010 refinancing (see Note 8), the Lien 2 holders will be issued additional preferred stock equal to 7.5% of the total issued preferred stock, as in issue immediately after the closing of the refinancing, on April 30, 2013 if the Company does not pay all outstanding principal and interest by that date. If the Company does not pay all outstanding principal and interest by April 30, 2014, the Lien 2 holders will be issued an additional amount of preferred shares equal to 52.5% of the total issued preferred stock as in issue immediately after the closing of the refinancing.

Stockholders' Deficit	12 Months Ended
Feb. 26, 2012
Redeemable Convertible Preferred Stock, Stockholders' Deficit and Accumulated Other Comprehensive Income (Loss) [Abstract]
STOCKHOLDERS' DEFICIT

NOTE 11 — STOCKHOLDERS’ DEFICIT

Ordinary Shares

On April 8, 2010, in connection with the 2010 refinancing (see Note 8), the Company issued 11,080,455.38 and 4,431,150.00 Series B ordinary shares, par value $0.5801, to the Lien 2 Debt Holders and the Senior Secured Note Holders, respectively. As of February 26, 2012, the Company’s capital structure included 15,511,605.38 issued and outstanding shares of Series B ordinary stock and 28,812,184 issued and outstanding shares of ordinary stock. Included in ordinary shares outstanding are 787,278 ordinary shares currently subject to puts.

Right to additional Series B ordinary shares

In connection with the 2010 refinancing (see Note 8), the Lien 2 holders will be issued additional ordinary stock equal to 7.5% of the total issued ordinary stock, as in issue immediately after the closing of the refinancing, on April 30, 2013, if the Company does not pay all outstanding principal and interest by that date. If the Company does not pay all outstanding principal and interest by April 30, 2014, the Lien 2 holders will be issued an additional amount of ordinary shares equal to 52.5% of the total issued ordinary stock, as in issue immediately after the closing of the refinancing.

Stock-Based Compensation	12 Months Ended
Feb. 26, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 12 — STOCK-BASED COMPENSATION

Stock options

The Company established a Stock Incentive Plan (the “Plan”) to facilitate the issuance of shares of its Ordinary Stock to employees, members of management, officers, directors and consultants of the Company and its subsidiaries. The Plan allows for the grant of incentive stock options, non-qualified stock options, stock appreciation rights and shares of restricted stock. Options granted under the Plan have a time-based vesting schedule, generally four years, some with a provision for the acceleration of vesting upon the occurrence of certain events. Substantially all options granted under the Plan have terms of ten years. The Plan was amended on February 27, 2003, increasing to 32,530,970 the total shares approved for issuance under the Plan. On February 24, 2009, the Board of Directors approved an amendment and restatement of the Plan extending the duration of the Plan, which was to expire March 1, 2009, through February 23, 2019, amending the transfer restrictions and granting additional information rights to holders of options granted under the Plan. Under the terms of the Plan, shares issued upon the exercise of stock options may be newly-issued shares or treasury shares. As of February 26, 2012, all of the shares issued upon the exercise of stock options have been newly-issued shares.

In March 2009, the Board of Directors approved a two phase employee stock option regrant and exchange program (the “2009 Stock Option Program,” or the “Program”). A total of 3,292,457 stock options were granted under the first phase of the Program on May 1, 2009. A total of 13,687,663 stock options were cancelled and regranted under the second phase of the Program on July 1, 2009. The new stock options granted under the Program have an exercise price of $0.60 per share, which is greater than the fair market value of the Company’s ordinary stock on the dates of grant.

Participation in the 2009 Stock Option Program was conditioned upon the optionees’ continued employment through each respective grant date. All of the new stock options were issued under the Stratus Technologies, Inc. Stock Incentive Plan, as amended and restated, and are subject to its terms and conditions. The new stock options expire ten years from the grant date.

As the grant of the second phase options represented a modification of the unvested eligible options, the Company (1) measured the fair value of the original options immediately before the modification, and (2) measured the fair value of the modified options, to determine the incremental compensation cost. The sum of the incremental cost and the remaining unrecognized compensation expense for the original options will be recognized over the remaining service period of the options. The Company recognized $2,473 of stock-based compensation expense related to the fully vested portion of these options in 2010. As of February 26, 2012, there was approximately $16 of unamortized stock-based compensation expense related to the unvested portion of the second phase options.

As of February 26, 2012, all of the outstanding options issued under the Plan were non-qualified stock options. Stock options are awards which allow employees to purchase shares of the Company’s stock at a fixed price, over a specific period of time. The Company grants stock options at an exercise price equal to or greater than the fair market value of the Company’s ordinary shares at the date of grant. These awards, which generally vest annually at a rate of 25 percent per year, are fully vested four years from the date of grant and have a contractual life of ten years. Awards granted to non-employee members of the Company’s board of directors, if any, vest annually at a rate of approximately 33 percent, are fully vested three years from the date of grant and have a contractual life of ten years.

The Company estimates the fair value of stock options using the Black-Scholes valuation model. Key inputs and assumptions used to estimate the fair value of stock options include the exercise price of the option, the expected option term, volatility of the Company’s stock, the risk-free interest rate with a maturity date equivalent to the expected life of the option, and the Company’s dividend yield. Estimates of fair value are not intended to predict actual future events or the value that may ultimately be realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company.

The following table presents the weighted-average assumptions used in the valuation and the resulting weighted-average fair value per option granted during fiscal 2012, 2011 and 2010:

	February 26, 2012	February 27, 2011	February 28, 2010
Option term (in years) *	8.0	8.0	9.0
Volatility **	35%	37%	45%
Risk-free interest rate (zero coupon U.S. treasury note)	3.4%	3.8%	3.9%
Dividend yield	0%	0%	0%
Weighted-average fair value per option granted	$0.04	$0.07	$0.22

*	The option term is the number of years the Company estimates, using historical data, that options will be outstanding prior to exercise or forfeiture.
**

The Company’s estimates of expected volatility are principally based on daily price changes of the stock of comparable public companies over the expected option term as well as guidance provided by the accounting standard for stock based compensation.

There was one stock option exercise of 3,000 shares during fiscal 2012, at a total exercise price of $2. At the time of the exercise, the fair market value of the underlying shares was less than the exercise price. There were no cash settlements of equity instruments during fiscal 2012, 2011 or 2010. The Company recognized no windfall tax benefits in connection with the exercise of stock options during fiscal 2012, 2011 and 2010.

At February 26, 2012, there were 31,954,018 authorized but unissued shares of ordinary stock reserved for issuance under the Stratus Technologies, Inc. Stock Incentive Plan.

Stock option activity under the Plan was as follows:

	Shares under options	Weighted-average exercise price	Weighted-average remaining contractual term
Outstanding at February 27,2011	22,233,973	$0.72	7.61
Granted	368,750	$0.60
Canceled	(1,586,658)	$0.65
Forfeited	(462,000)	$0.61
Exercised	(3,000)	$0.60

Outstanding at February 26,2012	20,551,065	$0.72	6.58

Exercisable at February 26, 2012	17,687,390	$0.74	6.38
Exercisable and expected to vest at February 26, 2012	20,390,365	$0.72	6.57

The following table summarizes information about stock options outstanding and exercisable as of February 26, 2012:

Exercise price	Outstanding Number	Weighted-average remaining contractual life	Exercisable Number	Weighted Average Exercise Price
$0.60	17,984,464	7.36	15,133,089	$0.60
$1.50	2,250,903	1.00	2,250,903	$1.50
$2.00	309,398	1.83	297,098	$2.00
$4.52	6,300	4.12	6,300	$4.52

$0.60-$4.52	20,551,065	6.58	17,687,390	$0.74

There were 11,402,953 shares available for grant under the Plan at February 26, 2012.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Feb. 26, 2012
Redeemable Convertible Preferred Stock, Stockholders' Deficit and Accumulated Other Comprehensive Income (Loss) [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

NOTE 13 — ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss), net of tax, were as follows:

	February 26, 2012	February27, 2011	February 28, 2010
Unrealized foreign currency translation adjustment	$1,267	$1,207	$(117)
Unrealized (loss) gain on corporate equity security, net of tax	(2)	2	(20)

Accumulated other comprehensive income (loss)	$1,265	$1,209	$(137)

Employee Benefit Plans	12 Months Ended
Feb. 26, 2012
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 14 — EMPLOYEE BENEFIT PLANS

The Company has a benefit plan available to all United States employees, which qualifies as a defined contribution plan under Section 401(k) of the Internal Revenue Code. Employees may contribute to the plan from 2% to 25% of their salary on a pre-tax basis, subject to certain statutory limitations. In March 2011 the Company reinstated its 401(k) matching program effective January 2011. The Company matches 25% of the first 4% of the employee’s pre-tax contributions. Contributions are invested at the direction of the employee in one or more investment funds. The Company recorded expense of $429, $0 and $0 during fiscal 2012, 2011 and 2010, respectively. The fiscal 2012 expense is for the time period of January 2011 through February 2012 relating to this plan. Employees in several countries outside of the U.S. are covered by defined benefit and defined contribution plans in accordance with applicable government regulations and local practices. Expenses attributable to these plans were $588, $518 and $680 during fiscal 2012, 2011 and 2010 respectively. At the end of fiscal 2012, the Company had $47 in short term liabilities relating to pension related to an employee terminating within the next year.

Sale of a Subsidiary	12 Months Ended
Feb. 26, 2012
Sale of a Subsidiary [Abstract]
SALE OF A SUBSIDIARY

NOTE 15 — SALE OF A SUBSIDIARY

On January 2, 2009, the Company sold the Emergent Networks Telecommunications Infrastructure Control Environment VOIP Software business and certain net assets related to our Telecommunications Business (collectively, the “Emergent Business”) for $1,900 in cash and $5,000 in an 8% two year, note receivable. Assets sold included specific telecommunication inventory and fixed assets, prepaid expenses, intangible assets and certain product and service contracts. Liabilities assumed by the acquirer consisted of accrued vacation for 43 employees and contractors that were transferred, along with accounts payable and deferred revenue. The Company recorded a gain on disposal of approximately $818 in fiscal 2010, which was included in profit from operations and recorded the note receivable and related interest on a cash basis.

On January 2, 2010, the Company was due $2,500 related to the first installment payment on the $5,000 note receivable plus accrued interest of $400. A payment of $1,400 was received by the Company, which was allocated per the terms of the promissory note as follows, (i) reimbursement of legal fees $100, (ii) interest $400, and (iii) reduction of principal $900. The Company subsequently entered into litigation with Stratus Telecommunications LLC and its parent guarantor, YMAX Corporation, related to the delinquent payment of $1,600 on the $5,000 installment payment plus interest.

On April 14, 2010, the Company settled the legal matter related to the sale of the Emergent Network Solutions VOIP software and certain net assets and received a final payment of $3,825 which was allocated as follows (i) reimbursement of legal fees $129, (ii) interest $41 and (iii) reduction of principal $3,655. The Company recorded a gain on sale of $3,655 during fiscal 2011.

Segment, Geographic and Customer Information	12 Months Ended
Feb. 26, 2012
Segment, Geographic and Customer Information [Abstract]
SEGMENT, GEOGRAPHIC AND CUSTOMER INFORMATION

NOTE 16 — SEGMENT, GEOGRAPHIC AND CUSTOMER INFORMATION

The Company’s chief decision-maker, as defined under the authoritative guidance for disclosures about segments of an enterprise and related information, is the Chief Executive Officer. The Company operates in one operating segment: providing of a differentiated suite of continuous availability solutions for mission-critical enterprise applications for the enterprise data center and small to medium-sized businesses. The Company is not organized by market, and is managed and operated as one business. A single management team that reports to the Chief Executive Officer comprehensively manages the entire business. The Company does not operate any separate lines of business or separate business entities with respect to its services.

	United States	Japan	EMEA	Asia	Other	Total
Revenues from external customers
Product
2010	$23,115	$16,659	$11,990	$12,632	$2,318	$66,714
2011	18,991	19,498	16,051	12,829	3,735	71,104
2012	18,915	23,076	17,233	12,128	1,214	72,566

Service
2010	$63,725	$30,228	$33,399	$10,326	$21	$137,699
2011	64,799	29,359	29,757	11,164	12	135,091
2012	62,563	30,565	28,854	11,787	1	133,770

Long-lived assets
2011	$11,325	$1,502	$2,338	$606	$1,310	$17,081
2012	8,361	1,459	2,167	563	583	13,133

“EMEA” is comprised of Europe, the Middle East and Africa. The “Other” category includes Bermuda, Canada, Mexico, Central America and South America.

The following table shows the total product revenue by product line for the fiscal years ended February 2012, 2011 and 2010:

	February 26, 2012	February 27, 2011	February 28, 2010
Legacy	$17,574	$21,821	$24,813
ftServer	52,838	48,137	41,738
Avance	2,154	1,146	163

Total product revenue	$72,566	$71,104	$66,714

For fiscal 2012, 2011 and 2010, no customer accounted for more than 10% of the Company’s total revenue.

Related Party Transactions	12 Months Ended
Feb. 26, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 17 — RELATED PARTY TRANSACTIONS

On November 25, 2005 (the “Effective Date”), the Company’s subsidiaries, Stratus Technologies Bermuda Ltd. and Stratus Technologies Ireland Ltd., entered into a Collaboration and Licensing Agreement and a Purchase and Distribution Agreement, respectively, with NEC (collectively, “the NEC Agreements”). The terms of the NEC Agreements are ten years, and will automatically renew on an annual basis on each subsequent anniversary of the Effective Date. The Collaboration and Licensing Agreement provides cooperative terms for the development of software and hardware for fault-tolerant computer systems and certain licenses under each party’s respective intellectual property rights for such purpose. The Purchase and Distribution Agreement provides the terms under which Stratus may purchase from NEC and distribute on a non-exclusive basis certain computer systems, components, spare parts and related software.

As of February 26, 2012 and February 27, 2011, the Company had an outstanding accounts receivable balance of $238 and $257 and an outstanding accounts payable balance of $2,079 and $1,479, respectively, with NEC. In addition, during the fiscal years ended February 26, 2012, February 27, 2011 and February 28, 2010, the Company recognized revenue from transactions with NEC of $2,095, $1,938 and $1,512, respectively.

In fiscal 2006, the Company entered into an agreement for management, advisory, strategic planning and consulting services with two significant investors for a yearly fee of $700, which renew on an annual basis. The payment of the yearly fee is restricted by financial performance covenants contained in the 2007 Amendment (see Note 8). Accrued expenses related to this yearly fee totaled $3,092 and $2,392 at February 26, 2012 and February 27, 2011, respectively. In fiscal 2012, 2011 and 2010 an expense of $700 was recorded through the management fee expense line in the consolidated statement of operations for each fiscal year.

In addition, certain managers are party to put option agreements (the “Management Put Options”) pursuant to which such managers have the right to sell to Holdings all (but not less than all) of the ordinary shares held by them under the terms of a Management Shareholder Agreement, at the price at which they purchased such shares, upon the occurrence of certain triggering events, including liquidations, dissolutions or other winding up, or mergers, acquisitions, changes of control or similar events. The total amount payable under the Management Put Options at February 26, 2012 of $1,181 was recorded in redeemable convertible preferred stock and redeemable ordinary stock.

The put value of outstanding redeemable ordinary shares in the amount of $1,270 and $1,329 was included in stockholders’ deficit at February 27, 2011 and February 28, 2010, respectively. These amounts have been reclassified from stockholders’ deficit to redeemable convertible preferred stock and redeemable ordinary stock at February 27, 2011 and February 28, 2010, respectively. The change in classification did not have a material impact on our financial statements or results.

Consolidating Financial Statements	12 Months Ended
Feb. 26, 2012
Consolidating Financial Statements [Abstract]
CONSOLIDATING FINANCIAL STATEMENTS

NOTE 18 — CONSOLIDATING FINANCIAL STATEMENTS

The Company as parent guarantor (“Bermuda Holdings”) and the Company’s subsidiaries SRA Technologies Cyprus Limited, Stratus Technologies Ireland Limited, Cemprus Technologies, Inc., and Cemprus, LLC (“Guarantor Subsidiaries”) have fully and unconditionally guaranteed on a joint and several basis, the obligation to pay principal and interest with respect to the $215.0 million aggregate principal amount of Senior Secured Notes issued by Stratus Technologies, Inc. (“Stratus US”) and Stratus Technologies Bermuda Ltd. (“Bermuda Ltd.”). The Senior Secured Notes issued by Stratus US are guaranteed by Bermuda Ltd. and the Senior Secured Notes issued by Bermuda Ltd. are guaranteed by Stratus US. Under certain circumstances, contractual and legal restrictions, as well as the financial condition and operating requirements of the Company and its subsidiaries, could limit Stratus Technologies, Inc. and Stratus Technologies Bermuda Ltd.’s ability to obtain cash for the purpose of meeting the debt service obligations, including payment of principal and interest on the Senior Secured Notes. The holders of the Senior Secured Notes will be direct creditors of Stratus Technologies, Inc. and Stratus Technologies Bermuda, Ltd, the Company and the Company’s principal direct subsidiaries by virtue of the guarantees. The Company has indirect subsidiaries located primarily in Europe and Asia (“Non-Guarantor Subsidiaries”) that are not included among the Guarantor Subsidiaries, and such subsidiaries will not be obligated with respect to the Senior Secured Notes. As a result, the claims of creditors of the Non-Guarantor Subsidiaries will effectively have priority with respect to the assets and earnings of such companies over the claims of creditors of the Company, including the holders of the Senior Secured Notes. The consolidating financial statements include the accounts of the Company and its 100% owned subsidiaries.

The Non-Guarantor subsidiaries represent more than an inconsequential portion of the consolidated assets and revenues of the Company.

The following supplemental consolidating financial statements are presented:

1.	Consolidating balance sheets as of February 26, 2012 and February 27, 2011.

2.	Consolidating statements of operations and cash flows for each of the three fiscal years in the period ended February 26, 2012, February 27, 2011 and February 28, 2010.

As of February 26, 2012

CONSOLIDATING BALANCE SHEET

	Bermuda Holdings	Bermuda Ltd.	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$93	$262	$8,389	$11,767	$6,999	$-	$27,510
Accounts receivable, net of allowance for doubtful accounts	-	75	7,968	18,558	10,700	(235)	37,066
Intercompany receivable	-	-	44,655	-	10,581	(55,236)	-
Inventory	-	-	7,028	798	2,925	(2,867)	7,884
Deferred income taxes	-	-	232	-	1,381	-	1,613
Income taxes receivable	-	-	146	89	-	(235)	-
Prepaid expenses and other current assets	529	47	2,085	371	2,566	(1,144)	4,454

Total current assets	622	384	70,503	31,583	35,152	(59,717)	78,527
Property and equipment, net	-	-	8,127	1,129	1,234	-	10,490
Intangible assets, net	-	2,984	40	-	-	-	3,024
Goodwill	-	6,197	1,306	1,345	743	-	9,591
Deferred income taxes	-	-	-	9,858	1,626	-	11,484
Deferred financing fees	654	3,689	4,873	-	-	-	9,216
Investment in subsidiaries	-	33,275	40,452	1,904	-	(75,631)	-
Other assets	583	76	345	38	1,768	-	2,810
Long-term intercompany receivable	7,850	-	87,443	-	-	(95,293)	-

Total assets	$9,709	$46,605	$213,089	$45,857	$40,523	$(230,641)	$125,142

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, REDEEMABLE ORDINARY STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$-	$2,400	$2,600	$-	$-	$-	$5,000
Accounts payable	-	-	2,550	2,806	3,536	(1,039)	7,853
Intercompany payable	2,880	39,911	-	12,445	-	(55,236)	-
Accrued expenses	129	4	6,399	1,284	5,774	(340)	13,250
Accrued interest payable	-	4,613	4,995	-	-	-	9,608
Income taxes payable	-	132	-	-	206	(235)	103
Deferred income taxes	-	-	-	1,075	-	-	1,075
Deferred revenue	-	-	1,036	32,871	1,521	-	35,428

Total current liabilities	3,009	47,060	17,580	50,481	11,037	(56,850)	72,317
Long-term debt, net of discount	-	125,247	135,158	-	-	-	260,405
Long-term intercompany payable	-	37,850	-	57,443	-	(95,293)	-
Liability in subsidiaries	1,733	-	-	-	-	(1,733)	-
Embedded derivatives	-	12,424	13,460	-	-	-	25,884
Long term deferred income taxes	-	-	232	-	-	-	232
Deferred revenue and other liabilities	-	962	6,360	5,627	2,477	-	15,426

Total liabilities	4,742	223,543	172,790	113,551	13,514	(153,876)	374,264

Redeemable convertible preferred stock and redeemable ordinary shares
Series A redeemable convertible preferred stock	109,189	-	-	-	-	-	109,189
Series B redeemable convertible preferred stock	58,776	-	-	-	-	-	58,776
Right to shares of Series B redeemable convertible preferred stock	5,518	-	-	-	-	-	5,518
Ordinary shares subject to puts	1,181	-	-	-	-	-	1,181

Total redeemable convertible preferred stock and redeemable ordinary shares	174,664	-	-	-	-	-	174,664

Stockholders’ (deficit) equity:
Ordinary stock	16,257	71	20,000	2,370	5,318	(27,759)	16,257
Series B Ordinary Stock	8,998	-	-	-	-	-	8,998
Additional paid in capital	-	53,669	65,742	-	4,008	(123,419)	-
Accumulated (deficit) income	(194,952)	(230,678)	(45,490)	(70,392)	16,959	74,247	(450,306)
Accumulated other comprehensive income	-	-	47	328	724	167	1,265

Total stockholders’ (deficit) equity	(169,697)	(176,938)	40,299	(67,694)	27,009	(76,765)	(423,786)

Total liabilities, redeemable convertible preferred stock, redeemable ordinary stock, and stockholders’ (deficit) equity	$9,709	$46,605	$213,089	$45,857	$40,523	$(230,641)	$125,142

As of February 27, 2011

CONSOLIDATING BALANCE SHEET

	Bermuda Holdings	Bermuda Ltd.	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$20	$580	$3,819	$16,830	$6,851	$-	$28,100
Accounts receivable, net of allowance for doubtful accounts	-	75	6,658	20,432	10,914	-	38,079
Intercompany receivable	30,654	-	86,599	-	10,547	(127,800)	-
Inventory	-	-	6,893	1,095	1,774	(2,277)	7,485
Deferred income taxes	-	-	-	-	1,440	-	1,440
Income taxes receivable	-	-	163	73	-	(236)	-
Prepaid expenses and other current assets	500	116	2,389	271	1,319	(225)	4,370

Total current assets	31,174	771	106,521	38,701	32,845	(130,538)	79,474
Property and equipment, net	-	-	11,094	992	1,609	-	13,695
Intangible assets, net	-	3,098	340	-	-	-	3,438
Goodwill	-	6,197	1,306	1,345	736	-	9,584
Deferred income taxes	-	-	-	-	1,803	-	1,803
Deferred financing fees	-	4,709	6,284	-	-	-	10,993
Investment in subsidiaries		42,252	39,012	1,888	-	(83,152)	-
Other assets	1,304	732	1,018	57	1,756	-	4,867
Long-term intercompany receivable	-	-	48,125	-	-	(48,125)	-

Total assets	$32,478	$57,759	$213,700	$42,983	$38,749	$(261,815)	$123,854

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, REDEEMABLE ORDINARY STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$-	$2,400	$2,600	$-	$-	$-	$5,000
Accounts payable	-	-	2,031	2,622	2,676	(38)	7,291
Intercompany payable	22	56,431	8,079	63,268	-	(127,800)	-
Accrued expenses	317	33	6,001	1,384	5,280	(187)	12,828
Accrued interest payable	-	5,103	5,522	-	-	-	10,625
Income taxes payable	-	132	-	-	389	(236)	285
Deferred revenue	-	-	493	34,120	1,586	-	36,199

Total current liabilities	339	64,099	24,726	101,394	9,931	(128,261)	72,228
Long-term debt, net of discounts	-	119,770	129,299	-	-	-	249,069
Long-term intercompany payable	-	48,125	-	-	-	(48,125)	-
Liability in subsidiaries	8,382	-	-	-	-	(8,382)	-
Embedded derivatives	-	9,098	9,857	-	-	-	18,955
Deferred revenue and other liabilities	-	890	5,670	5,213	2,555	-	14,328

Total liabilities	8,721	241,982	169,552	106,607	12,486	(184,768)	354,580
Redeemable convertible preferred stock and redeemable ordinary stock:
Series A redeemable convertible preferred stock	101,101	-	-	-	-	-	101,101
Series B redeemable convertible preferred stock	54,423	-	-	-	-	-	54,423
Right to shares of Series B redeemable convertible preferred stock	5,518	-	-	-	-	-	5,518
Ordinary shares subject to puts	1,270	-	-	-	-	-	1,270

Total redeemable convertible preferred stock and redeemable ordinary stock	162,312	-	-	-	-	-	162,312
Stockholders’ (Deficit) Equity:
Ordinary stock	16,221	71	20,000	2,370	5,318	(27,759)	16,221
Series B Ordinary Stock	8,998	-	-	-	-	-	8,998
Additional paid in capital	-	29,562	53,236	-	4,039	(86,837)	-
Accumulated (deficit) income	(163,774)	(213,856)	(29,181)	(66,309)	16,272	37,382	(419,466)
Accumulated other comprehensive income	-	-	93	315	634	167	1,209

Total stockholders’ (deficit) equity	(138,555)	(184,223)	44,148	(63,624)	26,263	(77,047)	(393,038)

Total liabilities., redeemable convertible preferred stock, redeemable ordinary stock, and stockholders’ (deficit) equity	$32,478	$57,759	$213,700	$42,983	$38,749	$(261,815)	$123,854

Twelve-month period ended February 26, 2012

CONSOLIDATING STATEMENT OF OPERATIONS

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
REVENUE
Product	$-	$459	$20,578	$7,830	$43,699	$-	$72,566
Service	-	300	8,642	110,908	13,920	-	133,770
Intercompany	-	46,837	79,097	31,079	17,585	(174,598)	-

Total revenue	-	47,596	108,317	149,817	75,204	(174,598)	206,336

COST OF REVENUE
Product	-	496	15,376	26,602	30,122	(38,948)	33,648
Service	-	50	27,883	3,819	24,759	-	56,511
Intercompany	-	29,116	-	104,375	1,572	(135,063)	-

Total cost of revenue	-	29,662	43,259	134,796	56,453	(174,011)	90,159

Gross profit	-	17,934	65,058	15,021	18,751	(587)	116,177

OPERATING EXPENSES
Research and development	-	-	27,468	-	-	-	27,468
Sales and marketing	-	-	16,699	197	14,485	-	31,381
General and administrative	1,164	44	15,709	293	3,784	-	20,994
Restructuring charges	-	-	1,639	-	729	-	2,368
Intercompany	-	554	(1,639)	1,814	(729)	-	-
Management fees	500	-	700	-	-	-	1,200

Total operating expenses	1,664	598	60,576	2,304	18,269	-	83,411

Profit (loss) from operations	(1,664)	17,336	4,482	12,717	482	(587)	32,766
Interest income	-	1	2	193	9	-	205
Interest expense	(177)	(23,002)	(25,154)	-	(1)	-	(48,334)
Interest income (expense), intercompany	608	(2,189)	8,106	(6,525)	-	-	-
Loss on extinguishment of debt	(90)	(543)	(589)	-	-	-	(1,222)
Loss on change in fair value for embedded derivatives	-	(4,259)	(4,614)	-	-	-	(8,873)
Other (expense) income, net	(10)	(52)	(273)	469	(123)	(46)	(35)
Other income (expense), intercompany	-	-	30	(1,336)	1,306	-	-

(Loss) income before income taxes	(1,333)	(12,708)	(18,010)	5,518	1,673	(633)	(25,493)
(Benefit) provision for income taxes	-	92	180	(7,866)	891	-	(6,703)
Equity in profit (loss) in subsidiaries	(17,457)	(4,023)	1,509	16	-	19,955	-

Net (loss) income	$(18,790)	$(16,823)	$(16,681)	$13,400	$782	$19,322	$(18,790)

Twelve-month period ended February 27, 2011

CONSOLIDATING STATEMENT OF OPERATIONS

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
REVENUE
Product	$-	$370	$20,255	$6,078	$44,401	$-	$71,104
Service	-	375	8,974	112,116	13,626	-	135,091
Intercompany	-	46,037	84,298	32,975	16,780	(180,090)	-

Total revenue	-	46,782	113,527	151,169	74,807	(180,090)	206,195

COST OF REVENUE
Product	-	215	17,522	27,547	30,708	(43,100)	32,892
Service	-	-	31,967	3,290	23,113	(11)	58,359
Intercompany	-	29,131	-	106,791	3,126	(139,048)	-

Total cost of revenue	-	29,346	49,489	137,628	56,947	(182,159)	91,251

Gross profit	-	17,436	64,038	13,541	17,860	2,069	114,944

OPERATING EXPENSES
Research and development	-	-	27,483	30	-	(44)	27,469
Sales and marketing	-	-	16,248	4	13,415	(24)	29,643
General and administrative	390	145	14,896	437	3,882	97	19,847
Amortization of intangibles	-	52	-	-	-	-	52
Restructuring charges	-	-	1,632	1	61	-	1,694
(Gain) on sale of subsidiary	-	(3,655)	-	-	-	-	(3,655)
Intercompany	-	-	(1,632)	1,693	(61)	-	-
Management fees	417	-	700	-	-	-	1,117

Total operating expenses	807	(3,458)	59,327	2,165	17,297	29	76,167

Profit (loss) from operations	(807)	20,894	4,711	11,376	563	2,040	38,777
Interest income	-	41	7	28	4	-	80
Interest expense	-	(20,825)	(22,903)	-	-	-	(43,728)
Interest income (expense), intercompany	608	(2,117)	8,195	(6,686)	-	-	-
Loss on extinguishment of debt	-	(1,724)	(2,027)	-	-	-	(3,751)
Loss on change in fair value for embedded derivatives	-	(142)	(155)	-	-	-	(297)
Other (expense), net	(10)	(54)	(365)	(685)	(215)	(125)	(1,454)
Other income (expense), intercompany	-	-	-	(1,398)	1,398	-	-

(Loss) income before income taxes	(209)	(3,927)	(12,537)	2,635	1,750	1,915	(10,373)
Provision (benefit) for income taxes	-	86	(12)	930	516	-	1,520
Equity in profit (loss) in subsidiaries	(11,684)	(9,587)	2,568	15	-	18,688	-

Net (loss) income	$(11,893)	$(13,600)	$(9,957)	$1,720	$1,234	$20,603	$(11,893)

Twelve-month period ended February 28, 2010

CONSOLIDATING STATEMENT OF OPERATIONS

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
REVENUE
Product	$-	$84	$23,853	$6,211	$36,566	$-	$66,714
Service	-	-	6,541	117,486	13,672	-	137,699
Intercompany	-	47,563	80,195	27,078	17,499	(172,335)	-

Total revenue	-	47,647	110,589	150,775	67,737	(172,335)	204,413

COST OF REVENUE
Product	-	234	11,386	23,117	24,906	(29,632)	30,011
Service	-	-	32,360	3,334	26,095	(223)	61,566
Intercompany	-	33,974	-	107,366	-	(141,340)	-

Total cost of revenue	-	34,208	43,746	133,817	51,001	(171,195)	91,577

Gross profit	-	13,439	66,843	16,958	16,736	(1,140)	112,836

OPERATING EXPENSES
Research and development	-	-	30,456	31	-	(207)	30,280
Sales and marketing	-	-	15,654	-	13,338	(125)	28,867
General and administrative	450	48	15,240	378	3,525	(448)	19,193
Amortization of intangibles	-	290	-	1,685	-	-	1,975
Restructuring charges	-	-	814	(294)	964	-	1,484
(Gain) loss on sale of subsidiary	-	(900)	101	(19)	-	-	(818)
Intercompany	-	-	(814)	1,924	(1,015)	(95)	-
Management fees	-	-	700	-	-	-	700

Total operating expenses	450	(562)	62,151	3,705	16,812	(875)	81,681

Profit (loss) from operations	(450)	14,001	4,692	13,253	(76)	(265)	31,155
Interest income	1	400	19	28	13	-	461
Interest expense	-	(11,680)	(13,613)	(13)	(1)	-	(25,307)
Interest income (expense), intercompany	608	(2,134)	9,776	(8,250)	-	-	-
Other income (expense), net	(10)	(88)	(117)	2,222	(56)	(31)	1,920
Other income (expense), intercompany	-	-	(317)	(1,381)	1,698	-	-

Income (loss) before income taxes	149	499	440	5,859	1,578	(296)	8,229
Provision for income taxes	-	133	101	925	425	0	1,584
Equity in profit (loss) in subsidiaries	6,496	6,425	1,508	20	-	(14,449)	-

Net income (loss)	$6,645	$6,791	$1,847	$4,954	$1,153	$(14,745)	$6,645

Twelve-month period ended February 26, 2012

CONSOLIDATING STATEMENT OF CASH FLOWS

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Operating activities
Cash flows provided by (used in) operating activities:
Net (loss) income	$(18,790)	$(16,823)	$(16,681)	$13,400	$782	$19,322	$(18,790)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	-	8	6,052	387	916	-	7,363
Amortization of deferred financing cost and debt discount	177	4,798	5,526	-	-	-	10,501
Stock-based compensation	-	-	297	-	39	-	336
Deferred tax (income) expense	-	-	-	(8,782)	369	-	(8,413)
Provision for doubtful accounts	-	-	7	118	(4)	-	121
Inventory provision	-	-	546	48	122	-	716
Loss on extinguishment of debt	90	543	589	-	-	-	1,222
Premium on ECF payment	-	(480)	(519)	-	-	-	(999)
Loss on change in fair value of embedded derivatives	-	4,260	4,613	-	-	-	8,873
Loss on sale of asset	-	-	13	-	-	-	13
Loss on retirement of property and equipment	-	-	144	-	-	-	144
Loss on abandoned patents	-	424	-	-	-	-	424
Interest payable-in-kind	-	3,785	4,086	-	-	-	7,871
Equity in profit (loss) subsidiaries	17,457	4,023	(1,509)	(16)	-	(19,955)	-
Changes in assets and liabilities:
Accounts receivable	-	-	(1,318)	1,757	308	235	982
Inventory	-	-	(1,605)	249	(1,245)	589	(2,012)
Prepaid expenses and other current assets	(29)	69	303	(100)	(1,247)	920	(84)
Accounts payable	1,554	(15,161)	7,773	6,731	591	(958)	530
Accrued expenses	(188)	(30)	397	(131)	399	(153)	294
Interest payable	-	(490)	(527)	-	-	-	(1,017)
Income taxes payable	-	-	18	(17)	(143)	-	(142)
Deferred revenue	-	-	542	(1,108)	(84)	-	(650)
Proceeds (payments) on intercompany dividend	-	17,428	-	(17,428)	-	-	-
Other long-term assets and liabilities	64	(173)	1,621	(229)	(149)	-	1,134

Net cash provided by (used in) operating activities	335	2,181	10,368	(5,121)	654	-	8,417

Investing activities
Cash flows used in investing activities:
Acquisition of property and equipment	-	-	(3,233)	-	(432)	-	(3,665)
Proceeds from the disposition of property and equipment	-	-	19	-	-	-	19
Other long-term assets	-	(100)	-	-	-	-	(100)

Net cash used in investing activities	-	(100)	(3,214)	-	(432)	-	(3,746)

Financing activities
Cash flows used in financing activities:
Payments on long-term debt	-	(2,399)	(2,598)	-	-	-	(4,997)
Payment of debt and equity issuance fees	(264)	-	(44)	-	-	-	(308)
Proceeds from the exercise of stock options	2	-	-	-	-	-	2
Proceeds (payments) on intercompany financing	-	(10,999)	-	10,999	-	-	-
Proceeds (payments) on intercompany financing	-	10,999	-	(10,999)	-	-	-

Net cash used in financing activities	(262)	(2,399)	(2,642)	-	-	-	(5,303)

Effect of exchange rate changes on cash	-	-	58	58	(74)	-	42
Net (decrease) increase in cash and cash equivalents	73	(318)	4,570	(5,063)	148	-	(590)
Cash and cash equivalents at beginning of year	20	580	3,819	16,830	6,851	-	28,100

Cash and cash equivalents at end of year	$93	$262	$8,389	$11,767	$6,999	$-	$27,510

Twelve-month period ended February 27, 2011

CONSOLIDATING STATEMENT OF CASH FLOWS

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Operating activities
Cash flows (used in) provided by operating activities:
Net (loss) income	$(11,893)	$(13,600)	$(9,957)	$1,720	$1,234	$20,603	$(11,893)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	-	163	7,381	426	1,159	18	9,147
Amortization of deferred financing cost and debt discount	-	3,918	4,548	-	-	-	8,466
Stock-based compensation	-	-	384	9	75	-	468
Deferred tax income	-	-	(828)	(1,288)	(47)	-	(2,163)
Provision for doubtful accounts	-	-	(18)	270	(89)	-	163
Inventory provision	-	-	1,472	(541)	28	-	959
Loss on extinguishment of debt	-	1,724	2,027	-	-	-	3,751
Loss on change in fair value of embedded derivatives	-	142	155	-	-	-	297
(Gain) on sale of subsidiary	-	(3,655)	-	-	-	-	(3,655)
Loss on sale of asset	-	-	27	-	-	-	27
Loss on retirement of property and equipment	-	-	482	-	-	-	482
Interest payable-in-kind	-	3,170	3,390	-	-	-	6,560
Equity in profit (loss) subsidiaries	11,684	9,587	(2,568)	(15)	-	(18,688)	-
Changes in assets and liabilities:
Accounts receivable	-	(75)	3,149	3,083	(2,317)	-	3,840
Inventory	-	-	(3,055)	1,468	1,329	(2,057)	(2,315)
Prepaid expenses and other current assets	(500)	(9)	715	(240)	1,599	(354)	1,211
Accounts payable	1,466	3,912	(7,081)	26	561	395	(721)
Accrued expenses	325	(20)	167	(263)	(373)	83	(81)
Interest payable	-	3,713	4,022	-	-	-	7,735
Income taxes payable	-	12	22	57	93	-	184
Deferred revenue	-	-	(1,194)	(4,050)	(657)	-	(5,901)
Other long-term assets and liabilities	25	(831)	2,593	1,132	269	-	3,188

Net cash provided by operating activities	1,107	8,151	5,833	1,794	2,864	-	19,749

Investing activities
Cash flows (used in) provided by investing activities:
Acquisition of property and equipment	-	-	(5,280)	(262)	(696)	-	(6,238)
Proceeds from sale of subsidiary	-	3,555	-	-	-	-	3,555
Other long-term assets	-	(86)	-	-	-	-	(86)

Net cash (used in) provided by investing activities	-	3,469	(5,280)	(262)	(696)	-	(2,769)

Financing activities
Cash flows used in financing activities:
Proceeds from issuance of long-term debt, Series B preferred stock and Series B ordinary stock	-	99,495	107,786	-	-	-	207,281
Payments on long-term debt	-	(105,359)	(112,641)	-	-	-	(218,000)
Payment of debt and equity issuance fees	(1,218)	(5,189)	(7,108)	-	-	-	(13,515)
Proceeds (payments) on intercompany financing	-	-	15,000	(15,000)	-	-	-
Proceeds from revolving credit facility	-	-	8,000	-	-	-	8,000
Payments on revolving credit facility	-	-	(30,000)	-	-	-	(30,000)

Net cash used in financing activities	(1,218)	(11,053)	(18,963)	(15,000)	-	-	(46,234)

Effect of exchange rate changes on cash	-	8	35	-	543	-	586
Net (decrease) increase in cash and cash equivalents	(111)	575	(18,375)	(13,468)	2,711	-	(28,668)
Cash and cash equivalents at beginning of year	131	5	22,194	30,298	4,140	-	56,768

Cash and cash equivalents at end of year	$20	$580	$3,819	$16,830	$6,851	-	$28,100

Twelve-month period ended February 28, 2010

CONSOLIDATING STATEMENT OF CASH FLOW

	Bermuda Holdings	Bermuda Ltd	Stratus US	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Total
	(In thousands)
Operating activities
Cash flows from operating activities:
Net income (loss)	$6,645	$6,791	$1,847	$4,954	$1,153	$(14,745)	$6,645
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	—	420	9,315	2,240	1,608	(1,003)	12,580
Amortization of deferred financing cost and debt discount	—	1,163	1,433	—	—	—	2,596
Stock-based compensation	—	—	3,413	16	545	—	3,974
Non-cash portion of restructuring and other charges	—	—	(286)	—	—	—	(286)
Deferred tax income	—	—	—	—	(881)	—	(881)
Provision for doubtful accounts	—	—	30	959	103	—	1,092
Inventory provision	—	—	1,579	(800)	881	—	1,660
Gain (loss) from sale of subsidiary	—	(900)	101	(19)	—	—	(818)
Loss on sale of asset	—	—	8	—	—	—	8
Loss on retirement of property and equipment	—	—	301	—	—	—	301
Interest payable-in-kind	—	374	399	—	—	—	773
Equity in profit (loss) subsidiaries	(6,496)	(6,425)	(1,508)	(20)	—	14,449	—
Changes in assets and liabilities:
Accounts receivable	—	—	(2,691)	6,150	8,241	—	11,700
Inventory	—	—	(4,051)	538	134	1,263	(2,116)
Prepaid expenses and other current assets	—	—	7	74	(79)	150	152
Accounts payable	(450)	(929)	20,079	(9,829)	(13,947)	(49)	(5,125)
Accrued expense	5	55	(5,993)	(1,892)	(1,978)	(65)	(9,868)
Interest payable	—	734	804	—	—	—	1,538
Income taxes payable	—	120	(1)	(91)	146	—	174
Deferred revenue	—	(18)	494	5,004	(563)	—	4,917
Other long-term assets and liabilities	(111)	200	(500)	(997)	2,371	—	963

Net cash provided by (used in) operating activities	(407)	1,584	24,781	6,287	(2,266)	—	29,979

Investing activities
Cash flows (used in) provided by investing activities:
Acquisition of property and equipment	—	—	(4,368)	(391)	(1,014)	—	(5,773)
Proceeds from sale of subsidiary	—	1,000	—	—	—	—	1,000
Price adjustment for sale of subsidiary	—	—	(110)	—	—	—	(110)
Other long-term assets	—	(67)	—	—	—	—	(67)

Net cash (used in) provided by investing activities	—	933	(4,478)	(391)	(1,014)	—	(4,950)

Financing activities
Cash flows used in financing activities:
Payments on long-term debt	—	(967)	(1,033)	—	—	—	(2,000)
Payment of debt and equity issuance fees	—	(272)	(294)	—	—	—	(566)
Payment on interest rate swap and collar	—	(1,296)	(1,405)	—	—	—	(2,701)
Proceeds from revolving credit facility	—	—	24,000	—	—	—	24,000
Payments on revolving credit facility	—	—	(24,000)	—	—	—	(24,000)

Net cash used in financing activities	—	(2,535)	(2,732)	—	—	—	(5,267)

Effect of exchange rate changes on cash	1	1	56	—	1,923	—	1,981
Net increase (decrease) in cash and cash equivalents	(406)	(17)	17,627	5,896	(1,357)	—	21,743
Cash and cash equivalents at beginning of year	537	22	4,567	24,402	5,497	—	35,025

Cash and cash equivalents at end of year	$131	$5	$22,194	$30,298	$4,140	$—	$56,768

Subsequent Events	12 Months Ended
Feb. 26, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 — SUBSEQUENT EVENTS

On April 25, 2012 the Company acquired certain assets of Data Research and Applications, Inc. of Nashville, Tennessee for consideration of approximately $1,175. Assets acquired include intangible assets, fixed assets and inventory. This acquisition will be accounted for under the purchase method of accounting. The purchase price will be allocated to tangible and intangible assets based on their estimated fair values and is still in progress due to the timing of the acquisition.